                                    PARKSTONE
                                VARIABLE ANNUITY

                                ANNUITY CONTRACT

THE COMPANY'S PROMISE

In consideration for the Purchase Payments and the attached application, Security Benefit Life Insurance Company will pay the benefits of this Contract according to its provisions.

LEGAL CONTRACT

PLEASE READ YOUR CONTRACT CAREFULLY. It is a legal Contract between the Owner and the Company, Security Benefit Life Insurance Company. The Contract's table of contents is on page 2.

RIGHT TO CANCEL

THIS CONTRACT MAY BE RETURNED WITHIN 10 DAYS AFTER RECEIVING IT BY DELIVERING OR MAILING IT TO THE HOME OFFICE OR THE AGENT THROUGH WHOM IT WAS PURCHASED. IMMEDIATELY ON SUCH DELIVERY OR MAILING, THE CONTRACT SHALL BE DEEMED VOID FROM THE BEGINNING. ANY PURCHASE PAYMENTS PAID AND ALLOCATED TO THE FIXED ACCOUNT WILL BE REFUNDED. THE VARIABLE ACCOUNT CONTRACT VALUE WILL BE REFUNDED AS OF THE DATE THE CONTRACT IS RECEIVED BY THE COMPANY. ANY FEES OR CHARGES ON PURCHASE PAYMENTS PAID AND ALLOCATED TO THE VARIABLE ACCOUNT WILL BE REFUNDED.

SIGNED FOR SECURITY BENEFIT LIFE INSURANCE COMPANY ON THE CONTRACT DATE.

         ROGER K. VIOLA                             HOWARD R. FRICKE

           Secretary                                   President


                      A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

* Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

* A Death Benefit may be paid prior to the Annuity Start Date according to the contract provisions.

* Annuity Payments begin on the Annuity Start Date using the method as specified in this Contract.

*  This is a participating Contract.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND THESE DOLLAR AMOUNTS ARE NOT GUARANTEED. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)

                                   [SBL LOGL]
                     Security Benefit Life Insurance Company
               A Member of The Security Benefit Group of Companies
                       700 Harrison, Topeka, KS 66636-0001
                                 1-800-355-4555

Form V6020-1 (R4-94)                                                15-60200-50
                                                                     BP 602PP1

                                TABLE OF CONTENTS

CONTRACT SPECIFICATIONS ...........................................   3
DEFINITIONS .......................................................   4, 5
GENERAL PROVISIONS ................................................   6, 7
     The Contract .................................................   6
     Compliance ...................................................   6
     Misstatement of Age and Sex ..................................   6
     Evidence of Survival .........................................   6
     Incontestability .............................................   6
     Assignment ...................................................   6
     Received By The Company ......................................   7
     Transfers ....................................................   7
     Claims of Creditors ..........................................   7
     Nonforfeiture Values .........................................   7
     Dividends ....................................................   7
     Reports ......................................................   7
OWNERSHIP, ANNUITANT AND
BENEFICIARY PROVISIONS ............................................   8
     Ownership ....................................................   8
     Joint Ownership ..............................................   8
     Annuitant ....................................................   8
     Primary and Contingent Beneficiaries .........................   8
     Ownership and Beneficiary Changes ............................   8
PURCHASE PAYMENT PROVISIONS .......................................   9
     Flexible Purchase Payments ...................................   9
     Purchase Payment Limitations .................................   9
     Purchase Payment Allocation ..................................   9
     Place of Payment .............................................   9
CONTRACT VALUE AND EXPENSE PROVISIONS .............................   9, 11
     Contract Value ...............................................   9
     Fixed Account Contract Value .................................   9
     Fixed Account Interest Crediting .............................   9
     Variable Account Contract Value ..............................  10
     Determining Accumulation Units ...............................  10
     Accumulation Unit Value ......................................  10
     Net Asset Value ..............................................  10
     Contract Maintenance Charge ..................................  10
     Mortality and Expense Risk Charge ............................  11
     Administration Charge ........................................  11
     Premium Tax Expense ..........................................  11
WITHDRAWAL PROVISIONS .............................................  11-13
     Withdrawals ..................................................  11
     Withdrawal Value .............................................  11
     Withdrawal Charge ............................................  12
     Free Withdrawals .............................................  12
     Systematic Withdrawals .......................................  12
     Free Systematic Withdrawals ..................................  12
     Disability Waiver ............................................  12
     Date of Request ..............................................  13
     Payment of Withdrawal Benefits ...............................  13
DEATH BENEFIT PROVISIONS ..........................................  13, 14
     Death Benefit ................................................  13
     Proof of Death ...............................................  13
     Distribution Requirements ....................................  14
ANNUITY PAYMENT PROVISIONS ........................................  14-17
     Annuity Start Date ...........................................  14
     Change of Annuity Start Date .................................  14
     Annuity Start Amount .........................................  14
     Annuity Payment Guarantees ...................................  15
     Annuity Payments .............................................  15
     Change of Annuity Payments ...................................  15
     Fixed Annuity Payments .......................................  15
     Variable Annuity Payments ....................................  15
     First Variable Annuity Payment ...............................  15
     Annuity Unit Value ...........................................  15
     Net Investment Factor ........................................  16
     Net Asset Value per Share ....................................  16
     Subsequent Variable Annuity Payments .........................  16
     Annuity Options ..............................................  17
ANNUITY OPTION RATES ..............................................  18
AMENDMENTS OR ENDORSEMENTS, if any

                                                                   15-60200-50
                                                                    BP 602PP1

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PARKSTONE TRUST VARIABLE ANNUITY POLICY SPECIFICATIONS
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OWNER NAME:  John A. Doe

OWNER DATE OF BIRTH:  10-30-1953

JOINT OWNER NAME:  Mary K. Doe

JOINT OWNER DATE OF BIRTH:  7-18-1981

ANNUITANT NAME:  Betty M. Doe

ANNUITANT DATE OF BIRTH:  5-13-1987

ANNUITANT SEX:  Female

PRIMARY BENEFICIARY NAME:  Linda L. Doe

CONTRACT NUMBER:  Specimen

TRUST ACCT. NUMBER:  04201

CONTRACT DATE:  6-30-1993

ISSUE DATE:  6-30-1993

ANNUITY START DATE:  7-1-2052

PLAN:  TSA

ASSIGNMENT:  This Policy may not be assigned
See Assignment Provision of your Policy.

CONTINGENT BENEFICIARY NAME:  Mary K. Doe

--------------------------------------------------------------------------------

INITIAL PURCHASE PAYMENT ...............................  $500,000

MINIMUM SUBSEQUENT PURCHASE PAYMENTS ...................  $5,000

MORTALITY AND EXPENSE RISK CHARGE ......................  0.65% Annually

ADMINISTRATION CHARGE ..................................  0.05% Annually

CONTRACT MAINTENANCE CHARGE ............................  $0

WITHDRAWAL CHARGES: ....................................  None

FREE SYSTEMATIC WITHDRAWAL AVAILABILITY DATE ...........  7-1-1993

MINIMUM GUARANTEED INTEREST RATE .......................  3.5%

ANNUITY OPTION .........................................  Option 2

SUB-ACCOUNTS:
         Prime Obligations
         Bond
         Equity
         International Discovery
         Small Capitalization

METHOD FOR DEDUCTIONS:

         Deductions for any Contract Maintenance Charge, any Transfer Charges, any Premium Taxes collected after the Purchase Payments are applied, and any unallocated partial withdrawals will be made sequentially from the Contract Value. In descending order of the Sub-Accounts listed above, the value of each account will be depleted before the next is charged. The Fixed Account is the last account charged.

V6020 A (3-93)                                                        SBL 20

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DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATION UNIT

         The Accumulation Unit is a unit of measure. It is used to calculate the Variable Account Contract Value prior to the Annuity Start Date. It is also used to calculate the Variable Account Contract Value after the Annuity Start Date for Annuity Options 5 and 6.

ANNUITANT

         The Annuitant is the person named by the Owner to receive Annuity Payments under this Contract. Please see "Annuitant" provisions on page 8.

ANNUITY OPTION

         The Annuity Option is the method for making Annuity Payments. The Annuity Option is selected prior to the Annuity Start Date. Please see "Annuity Options" on page 17.

ANNUITY START DATE

         The Annuity Start Date is the date on which Annuity Payments are scheduled to begin. This date may be changed by the Owner. The Annuity Start Date is shown on Page 3.

ANNUITY UNIT

         The Annuity Unit is a unit of measure. It is used to calculate Variable Annuity Payments after the Annuity Start Date for Annuity Options 1 through 4.

COMPANY

         The Company is Security Benefit Life Insurance Company.

CONTRACT ANNIVERSARY

         A Contract Anniversary is a 12-month anniversary of the Contract Date as defined below.

CONTRACT DATE

         The Contract Date is the date the Contract begins. The Contract Date is shown on page 3.

CONTRACT YEAR

         Contract Years are measured from the Contract Date.

DESIGNATED BENEFICIARY

         Upon the first death of the Owner or Joint Owner, the Designated Beneficiary will be the first person on the following list who is alive on the date of death:

         1.  Primary Beneficiary;
         2.  Contingent Beneficiary;
         3.  Owner;
         4.  Joint Owner;
         5.  Annuitant; and
         6.  the Owner's estate if no one listed above is alive.

         The Designated Beneficiary may receive a death benefit upon the death of the Owner. For more information please see "Ownership, Annuitant, and Beneficiary Provisions" on page 8 and the "Death Benefit Provisions" on pages 13 and 14.

EARNINGS

         Earnings include interest, dividends, realized gains or losses, and unrealized gains or losses.

FIXED ACCOUNT

         The Fixed Account invests in the general account of the Company. The Company manages the general account and guarantees that an effective rate of return of at least 3 1/2% will be credited to the Fixed Account Contract Value.

HOME OFFICE

         The Address of the Home Office is 700 SW Harrison St., Topeka, KS 66636-0001.

ISSUE DATE

         The Issue Date is the date the Company uses to determine the date the Contract becomes incontestable. The Issue Date is shown on Page 3.

                                                                    15-60200-00
V 6020 B (3-93)                                                       BP 602011

--------------------------------------------------------------------------------
DEFINITIONS (Continued)
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JOINT OWNER

         The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Owner. The Joint Owner, if any, is named on page 3. Please see "Joint Ownership" provisions on page 8.

NONNATURAL PERSON

         Any group or entity that is not a living person such as a trust or corporation.

OWNER

         The Owner is the person who possesses all rights under the Contract. The Owner is named on page 3. Please see "Ownership" provisions on page 8.

PREMIUM TAX

         Any Premium Taxes levied by a state or other governmental entity will be charged against this Contract. When Premium Tax is assessed after the premium is applied, it will be deducted as described on page 3.

PURCHASE PAYMENT

         A Purchase Payment is money received by the Company and applied to the Contract.

PURCHASE PAYMENT ANNIVERSARY

         A Purchase Payment Anniversary is a 12-month anniversary of the date the Purchase Payment is applied.

PURCHASE PAYMENT YEAR

         A Purchase Payment Year is each 12-month period starting with either the Purchase Payment Anniversary or the date the Purchase Payment is applied. The first Purchase Payment year begins on the date the Purchase Payment is applied and increases by one on each successive Purchase Payment Anniversary.

SUB-ACCOUNTS

         The Variable Account is divided into Sub-Accounts which invest in shares of mutual funds. Each Sub-Account may invest its assets in a separate class or series of a designated investment company or companies. The Sub-Accounts are shown on page 3. Subject to the regulatory requirements then in force, the Company reserves the right to:

         1.   change or add designated investment companies;

         2.   add, remove or combine Sub-Accounts;

         3. add, delete or make substitutions for securities that are held or purchased by the Variable Account or any Sub-Account;

         4.   operate the Variable Account as a managed investment company;

         5. combine the assets of the Variable Account with other Variable Accounts of the Company or an affiliate thereof; and

         6. restrict or eliminate any voting rights of the Owner with respect to the Variable Account or other persons who have voting rights as to the Variable Account.

         If any of these changes result in a material change to the Variable Account or a Sub-Account, the Company will notify the Owner of the change. The Company will not change the investment policy of any Sub-Account without the filing and other procedures established by insurance regulators of the state of issue.

VALUATION DATE

         A Valuation Date is each day the New York Stock Exchange and the Company's Home Office are open for business.

VALUATION PERIOD

         A Valuation Period is the interval of time from one Valuation Date to the next Valuation Date.

VARIABLE ACCOUNT

         The Variable Account is a separate account established and maintained by the Company under Kansas law. The Variable Account is divided into Sub-Accounts which are listed on page 3. The assets held in the Variable Account supporting Contract liabilities are not chargeable with liabilities arising from any other business the Company may conduct.

                                                                   15-60200-00
                                                                      BP 602011

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GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

         The entire Contract between the Owner and the Company consists of this Contract, the attached Application, and any Amendments, Endorsements or Riders attached to the Policy. All statements made in the Application will, in the absence of fraud, as determined by a court of competent jurisdiction, be deemed representations and not warranties. The Company will use no statement made by or on behalf of the Owner or the Annuitant to void this Contract unless it is in the written Application and unless successfully contested by the Company. Any change in the Contract can be made only with the written consent of the President, a Vice President, or the Secretary of the Company.

         The Purchase Payment(s) and the Application must be acceptable to the Company under its rules and practices. If they are not, the Company's liability will be limited to a return of the Purchase Payment(s).

COMPLIANCE

         The Company reserves the right to make any change to the provisions of this Contract to comply with or give the Owner benefit of any federal or state statute, rule or regulation. This includes, but is not limited to, requirements for annuity contracts under the Internal Revenue Code or that of any state. The Company will provide the Owner with a copy of any such change and will also file such a change with the insurance regulatory officials of the state in which the contract is delivered.

MISSTATEMENT OF AGE AND SEX

         If the age or sex of the Annuitant has been misstated, all payments and benefits under this Contract will be adjusted when legally permitted. Payments and benefits will be made on the basis of the Annuitant's correct age or sex. Proof of the age of an Annuitant may be required at any time, in a form suitable to the Company. When the age or sex of an Annuitant has been misstated, the dollar amount of any overpayment plus interest will be deducted from the next payment(s) due under this Contract. The dollar amount of any underpayment made by the Company as a result of any such misstatement will be paid in full plus interest with the next payment due under this Contract. The interest portion of these adjustments will be calculated at 6%.

EVIDENCE OF SURVIVAL

         When any payments under this contract depend on the recipient being alive on a given date, proof that the recipient is living may be required by the Company. Such proof must be in a form acceptable to the Company, and may be required prior to making the payments.

INCONTESTABILITY

         This Contract will not be contested after it has been in force for two years from the Issue Date during the lifetime of the Owner. This provision does not apply to any benefits payable in the event of disability.

ASSIGNMENT

         No Assignment under this Contract is binding unless received by the Company in writing. The Company assumes no responsibility for the validity, legality, or taxability of any Assignment. The Assignment will be subject to any payment made or other action taken by the Company before the Assignment is received by the Company. Once filed, the rights of the Owner, Annuitant and Beneficiary are subject to the Assignment. Any claim is subject to proof of interest of the assignee. Please refer to page 3 to see if this Contract may be assigned.

                                                                   15-60200-40
V 6020 C (3-93)                                                      BP 602FF1

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GENERAL PROVISIONS (Continued)
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RECEIVED BY THE COMPANY

         The phrase "Received by the Company" means receipt by the Company at its Home Office.

TRANSFERS

         The Owner may Transfer funds among the Fixed Account and Sub-Accounts subject to the following.

         Prior to the Annuity Start Date: The Owner may make 12 Transfers per calendar year without charge. For each additional Transfer, a $25 dollar charge is deducted from the Contract Value. Transfers are not permitted within 30 days of the Annuity Start Date.

         After the Annuity Start Date: For Annuity Options 1, 2, 3, and 4, the Owner may make 1 Transfer per calendar year without charge. It must be between Sub-Accounts and no additional Transfers are permitted in a calendar year. For Annuity Options 5 and 6, the Owner may make 12 Transfers per calendar year without charge. For each additional Transfer in a calendar year, a $25 charge is deducted from the Contract Value.

TRANSFER RIGHTS (PRIOR TO THE EFFECTIVE DATE OF A SETTLEMENT OPTION):

         The Company reserves the right to limit: (1) the size of Transfers; (2) the number of Transfers to 12 per calendar year; and (3) the amount remaining in an account after a Transfer. Transfers must be at least $500 or the lesser remaining balance in the Fixed Account or a Sub-Account. The total dollar amount that may be Transferred from the Fixed Account in a Contract Year is the greatest of:

         1.   $5,000;

         2. 1/3 of the Accumulated Value in the Fixed Account at the time of the first Transfer in the Contract Year; or

         3. 120% of the dollar amount Transferred from the Fixed Account in the prior Contract Year subject to the limitation below.

         The Company reserves the right for a period of time to allow Transfers from the Fixed Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be Transferred from the Fixed Account is the greatest of: 1 above; 2 above; or

         3.   120% of the lesser of:

              a. the dollar amount Transferred from the Fixed Account in the prior Contract Year; or

              b. The maximum total dollar amount that would have been allowed in the prior Contract Year under the Transfer provisions above absent the Waiver Period.

         When a Transfer charge is deducted from the Contract Value, it shall be deducted as described on page 3. The Company reserves the right to delay Transfers from the Fixed Account for up to 6 months. The Company will notify you if there will be a delay.

CLAIMS OF CREDITORS

         The Contract Value and other benefits under this Contract are exempt from the claims of creditors to the extent permitted by law.

NONFORFEITURE VALUES

         The Death Benefits, Surrender Values and Annuity Start Values will at least equal the minimum required by law.

DIVIDENDS

         The Company is a mutual life insurance company. Consequently, it pays dividends on some of its contracts. However, the Company does not expect any dividends to become payable on this Contract. At the end of each Contract Year the Company will determine the Contract's dividend, if any. The Owner may choose to have it: (1) added to the Contract Value, or (2) paid in cash. If the Owner does not make a choice, it will be added to the Contract Value.

REPORTS

         At least once each Contract Year the Owner shall be sent a statement including the current Contract Value and any other information required by law.

                                      - 7 -
                                                                    15-60200-40
                                                                      BP 602FF1

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OWNERSHIP, ANNUITANT AND BENEFICIARY PROVISIONS
--------------------------------------------------------------------------------

OWNERSHIP

         The Owner has all rights in the Contract unless otherwise provided. All rights in the Contract remain with the Owner after the Annuity Start Date. If the purchaser names someone other than himself as Owner, the purchaser has no rights in the Contract, unless later changed by the Owner. If the Owner dies, a distribution may be made to the Designated Beneficiary. No Owner, named in the Contract, may be older than 80 on the Contract Date.

JOINT OWNERSHIP

         If a Joint Owner is named in the application, then the Owner and Joint Owner will share an undivided interest in the entire Contract. When an Owner and Joint Owner have been named, the Company will only honor requests for changes and the exercise of other Ownership rights made by both the Owner and Joint Owner. When a Joint Owner is named, all references to "Owner" throughout this Contract should be construed to mean both the Owner and Joint Owner, except for the "Reports" provision on page 7 and the "Death Benefit Provisions" on pages 13 and 14.

ANNUITANT

         The Owner may change the Annuitant prior to the Annuity Start Date. The request for this change must be made in writing and Received by the Company at least 30 days prior to the Annuity Start Date. No Annuitant may be named who is more than 80 years old on the Contract Date. When the Annuitant dies prior to the Annuity Start Date, the Owner must name a new Annuitant within 30 days. If a new Annuitant is not named, the Owner becomes the Annuitant. The Annuitant is named on page 3.

PRIMARY AND CONTINGENT BENEFICIARIES

         The Primary Beneficiary and any Contingent Beneficiary are named in the Application, unless later changed by the Owner. If the Primary Beneficiary dies prior to the Owner, the Contingent Beneficiary becomes the Primary Beneficiary. Unless the Owner has provided otherwise, when there are two or more Primary Beneficiaries, they will receive equal shares, unless otherwise specified.

OWNERSHIP AND BENEFICIARY CHANGES

         Subject to the terms of any existing Assignment, the Owner may name a new Owner, new Primary Beneficiary or a new Contingent Beneficiary. Any new choice of Owner, Primary Beneficiary or Contingent Beneficiary will automatically revoke any prior choice of Owner, Primary Beneficiary or Contingent Beneficiary. Any change must be made in writing and recorded at the Home Office. The change will become effective as of the date the written request is signed, whether or not the Owner is living at the time the change is recorded. A new choice of Primary Beneficiary or Contingent Beneficiary will not apply to any payment made or action taken by the Company prior to the time it was recorded. The Company may require the Contract be returned so these changes may be made.

                                                                    15-60200-02
V 6020 D (3-93)                                                       BP 602031

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PURCHASE PAYMENT PROVISIONS
--------------------------------------------------------------------------------

FLEXIBLE PURCHASE PAYMENTS

         The Contract becomes in force when the initial Purchase Payment is applied. The Owner is not required to continue Purchase Payments in the amount or frequency originally anticipated. The Owner may: (1) increase or decrease the amount of Purchase Payments, subject to any Contract or administrative limitations; or (2) change the frequency of Purchase Payments. A change in frequency or amount of Purchase Payments does not require a written request. After the Annuity Start Date, the Company will not apply any new Purchase Payments to this Contract.

PURCHASE PAYMENT LIMITATIONS

         Purchase Payments may not be greater than $1,000,000 without prior approval by the Company. The Minimum Subsequent Purchase Payment amount is shown on page 3.

PURCHASE PAYMENT ALLOCATION

         Purchase Payments may be allocated among the Fixed Account and the Sub-Accounts. The allocations may be made by specifying the dollar amount or the whole percentage to go to each account. However, no less than $25 per Purchase Payment may be allocated to any account. The Owner may change the allocations by written notice to the Company.

PLACE OF PAYMENT

         All Purchase Payments under this Contract are payable to the Company at its Home Office. Purchase Payments are applied after they are received by the Company at its Home Office.

--------------------------------------------------------------------------------
CONTRACT VALUE AND EXPENSE PROVISIONS
--------------------------------------------------------------------------------

CONTRACT VALUE

         On any Valuation Date, the Contract Value is the sum of (1) the Variable Account Contract Value; and (2) the Fixed Account Contract Value. At any time after the first Contract Year and before the Annuity Start Date, the Company reserves the right to pay to the Owner the Contract Value as a lump sum if it is below $2,000.

FIXED ACCOUNT CONTRACT VALUE

         On any Valuation Date, the Fixed Account Contract Value is based on the following transactions with respect to this Contract:

         1. the sum of all Purchase Payments allocated under the Contract to the Fixed Account;

         2.  any Transfers from the Variable Account;

         3.  the interest credited to the Fixed Account;

         4. any Withdrawals and applicable Withdrawal Charges deducted from the Fixed Account;

         5.  any Transfers to the Variable Account;

         6. any applicable Contract Maintenance Charges and Transfer Charges deducted from the Fixed Account;

         7.  any applicable Premium Taxes;

         8. any amounts held in the Fixed Account which are applied towards Annuity Options 1 through 4.

FIXED ACCOUNT INTEREST CREDITING

         The Company will credit interest on the Fixed Account Contract Value from the Contract Date. The renewal interest rates will be declared and reset at the Company's discretion. However, the renewal interest rate will be at least the Minimum Guaranteed Interest Rate shown on page 3.

                                                                    15-60200-02
                                                                      BP 602031

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CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CONTRACT VALUE

         The Variable Account Contract Value is the sum of the value in each Sub-Account for this Contract. Each Sub-Account value is the product of the Accumulation Units under this Contract and the Accumulation Unit Value.

DETERMINING ACCUMULATION UNITS

         The number of Accumulation Units for a particular Sub-Account is found by dividing: (1) the value of the Sub-Account; by (2) the Accumulation Unit Value for the Sub-Account. The number of Accumulation Units will not change as a result of investment experience. Events that change the number of Accumulation Units are:

         1.  Purchase Payments that are applied to the Sub-Account;
         2.  funds that are Transferred into or out of the Sub-Account;
         3.  Withdrawals that are deducted from the Sub-Account; and
         4.  certain charges or taxes that are deducted.

ACCUMULATION UNIT VALUE

         The initial Accumulation Unit Value for each Sub-Account was set at $10. The subsequent Accumulation Values are found by dividing (1) by
         (2), where:

         1.   is the net result of:

              a. the Net Asset Value determined at the end of the current Valuation Period, plus

              b. any dividends declared by the Sub-Account's underlying mutual fund that are not reflected in the Net Asset Value; less

              c: the accrued Mortality and Expense Risk Charge and the accrued Administrative Charge.

         2. the number of Accumulation Units at the beginning of the Valuation Period.

         The Accumulation Unit Value may increase or decrease from one Valuation period to the next.

NET ASSET VALUE

         The Net Asset Value is the net value of all shares of the underlying mutual fund held by the Sub-Account. The Net Asset Value is: (1) the value of the securities; plus (2) any cash or other assets; less (3) all liabilities.

CONTRACT MAINTENANCE CHARGE

         Except as noted below, the Company deducts a Contract Maintenance Charge on each Contract Anniversary. The applicable Contract Maintenance Charge is shown on page 3. When a Contract is Withdrawn for its full Contract Value, a pro rata portion of this charge is deducted at the time of Withdrawal. No Contract Maintenance Charge is deducted on or after the Annuity Start Date when one of the first four Annuity Options is used. When Contract Maintenance Charges are deducted from the Contract Value, they shall be deducted as described on page 3.

                                                                    15-60200-04
V 6020 E (3-93)                                                       BP 602051

--------------------------------------------------------------------------------
CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

         The Company will deduct the annualized Mortality and Expense Risk Charge shown on page 3. The deduction will be: (1) made from each Sub-Account; (2) computed on a daily basis; and (3) made in the same proportion that the Sub-Account Contract Value bears to the Variable Account Contract Value. This charge is not directly taken from each Sub-Account Contract Value. It is factored into the Accumulation Unit Value and the Annuity Unit Value on a daily basis.

ADMINISTRATION CHARGE

         The Company will deduct the annualized Administration Charge shown on page 3. The deduction will be: (1) made from each Sub-Account; (2) computed on a daily basis; and (3) made in the same proportion that the Sub-Account Contract Value bears to the Variable Account Contract Value. This charge is not directly taken from each Sub-Account Contract Value. It is factored into the Accumulation Unit Value and the Annuity Unit Value on a daily basis.

PREMIUM TAX EXPENSE

         Any applicable Premium Taxes may be deducted from the Contract Value. The Company reserves the right to deduct premium tax when due or any time thereafter.

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS
--------------------------------------------------------------------------------

WITHDRAWALS

         The Owner may Withdraw  all or part of the Contract  Value at any time.
         This   provision  is  subject  to  any  federal  or  state   Withdrawal
         restrictions. All Withdrawals must meet the following conditions.

         1. The request for Withdrawal must be Received by the Company in writing.

         2. The Owner must apply: (a) while this contract is in force; and (b) prior to the Annuity Start Date.

         3.   The  amount   Withdrawn  must  be  at  least  $500.00  except  for
              Systematic Withdrawals, as discussed below, or when terminating the Contract.

         A partial Withdrawal request should specify the allocations for deducting the Withdrawal from each account. In the absence of these instructions the Company will make the deductions as described on page 3.

WITHDRAWAL VALUE

         The Withdrawal Value at any time will be the Contract Value less;

         1.  any applicable Withdrawal Charges; and
         2.  any applicable Contract Maintenance Charges; and
         3.  any uncollected Premium Taxes.

                                                                   15-60200-04
                                                                     BP 602051

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS (continued)
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE

         If part or all of the Contract Value is Withdrawn, Withdrawal Charges may be applied at the time of Withdrawal. The Withdrawal Charges apply to each Purchase Payment based on the number of Purchase Payment Years it has been in the Contract as shown on page 3. For the purpose of determining the Withdrawal Charges, Purchase Payments are deducted before Earnings. Also, when determining the Withdrawal Charges, Purchase Payments are deducted from the Contract Value on a first in first out basis. This means the oldest Purchase Payment with the lowest Withdrawal Charge is deducted first. The Withdrawal Charge will not be assessed against:

         1.  any Free Withdrawal amounts;

         2.  any Free Systematic Withdrawal amounts;

         3.  any Purchase Payments kept in the Contract at least 84 months;

         4.  any amounts remaining after all the Purchase Payments are deducted;

         5.  Annuity Options 1 through 4.

         6. Annuity Options 5 and 6 provided that Annuity Payments are made for at least 7 years.

         The Withdrawal charge will be assessed against the Sub-Accounts and the Fixed Account in the same proportion as the Withdrawal is Allocated.

FREE WITHDRAWALS

         Beginning in the second Contract Year, one Free Withdrawal may be made per Contract Year. The Maximum Free Withdrawal amount is equal to the Free Withdrawal Percentage, as shown on page 3, times the Contract Value at the time of the Withdrawal. The Free Withdrawal amount is applied only to the first Withdrawal in a Contract Year. A Free Withdrawal is not available in any Contract Year that Free Systematic Withdrawals have been made. Free Withdrawals are not available after the Annuity Start Date. This Free Withdrawal Provision waives any Withdrawal Charges on the Withdrawn amount up to the amount of the Free Withdrawal. The Free Withdrawal is non-cumulative. Unused Free Withdrawal amounts cannot be carried from one Contract Year to the next.

SYSTEMATIC WITHDRAWALS

         Systematic Withdrawals are automatic periodic distributions from the Contract prior to the Annuity Start Date. In order to initiate Systematic Withdrawals, the Owner must make the request in writing. Each Systematic Withdrawal must be at least $50.00. The Owner must indicate the type of payment and its frequency. The payment frequency may be: (1) monthly; (2) quarterly; (3) semiannually; or (4) annually.

FREE SYSTEMATIC WITHDRAWALS

         Free Systematic Withdrawals are Systematic Withdrawals without the imposition of a Withdrawal Charge. Free Systematic Withdrawals are available after the Free Systematic Withdrawal Availability Date shown on page 3. Free Systematic Withdrawals are not available in any Contract Year in which a Free Withdrawal has been made. Free Systematic Withdrawals may be made until the cumulative distributions in a Contract Year equal that year's Free Withdrawal limit. The limit for each Contract Year is the Free Withdrawal Percentage, as shown on page 3, times the Contract Value on the date of the first Systematic Withdrawal in that Contract Year. Any amounts exceeding this limit will incur a Withdrawal Charge as described above.

DISABILITY WAIVER

         The Company will waive the Withdrawal Charges if an Owner becomes totally and permanently disabled prior to age 65. To qualify, the Owner must provide: (1) a certified copy of their birth certificate; and (2) proof of total and permanent disability within the meaning of Internal Revenue Code Section 72(m)(7) or any successor provision. The Company reserves the right to: (1) investigate any disability claim; and (2) require current proof of qualification with each withdrawal request.

DATE OF REQUEST

         The day on which the Company receives all the required information to process a Transfer or a Withdrawal will determine the date used in calculating these benefits.

PAYMENT OF WITHDRAWAL BENEFITS

         The Company reserves the right to suspend or delay the payment date of a Transfer or a Withdrawal payment from the Variable Account for any period:

                                                                    15-60200-34
V 6020 F (3-94)                                                       BP 602BB1

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS (continued)
--------------------------------------------------------------------------------

         1.   when the New York Stock Exchange is closed; or

         2.   when trading on the New York Stock Exchange is restricted; or

         3. when an emergency exists as a result of which: (a) disposal of securities held in the Variable Account is not reasonably practicable; or (b) it is not reasonably practicable to fairly determine the value of the net assets of the Variable Account; or

         4.   during  any  other  period  when  the   Securities   and  Exchange
              Commission,   by  order,   so  permits  for  the   protection   of
              securityholders.

         Rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions set forth above exist.

         The Company further reserves the right to delay payment of a Withdrawal from the Fixed Account for up to six months. This right is required by most states. The Company will notify you if there will be a delay.

--------------------------------------------------------------------------------
DEATH BENEFIT PROVISIONS
--------------------------------------------------------------------------------

DEATH BENEFIT

         If any Owner dies prior to the Annuity Start Date, a Death Benefit will be payable to the Designated Beneficiary when due Proof of Death and instructions regarding payment are Received by the Company within 6 months of the date of death. If the Owner is a Nonnatural Person, then the Death Benefit is payable in the event of the death of the Annuitant prior to the Annuity Start Date. Also, if the Owner is a Nonnatural Person, the amount of the death benefit is based on the age of the Annuitant on the Issue Date.

         If the age of each Owner was 75 or younger on the Issue Date, the Death Benefit during the first seven Contract Years will be the greater of:
         (1) the cumulative Purchase Payments, less any Premium Tax and reductions caused by previous Withdrawals; or (2) the Contract Value on the date due Proof of Death is received by the Company, less any Premium Tax. If the age of each Owner was 75 or younger on the Issue Date, the Death Benefit during any subsequent seven Contract Year period will be the greater of: (1) the cumulative Purchase Payments, less any Premium Tax and any reductions caused by previous Withdrawals;
         (2) the Contract Value on the date due Proof of Death is received by the Company less any Premium Tax; or (3) the Stepped-Up Death Benefit described below.

         If the age of any Owner on the Issue Date was 76 or older, or if due Proof of Death and instructions regarding payment are not Received by the Company within six months of the date of the Owner's death, the lump sum Death Benefit will be the Withdrawal Value. If a lump sum payment is requested, the payment will be made in accordance with any applicable laws and regulations governing the payment of Death Benefits. The value of the Death Benefit is determined as of the date that both Proof of Death and the election of a lump sum settlement are Received by the Company in good order.

STEPPED-UP DEATH BENEFIT

         The Stepped-Up Death Benefit is:

         1. the largest Death Benefit on any Contract Anniversary that is both an exact multiple of seven and occurs prior to the oldest Owner attaining age 76; plus

         2. any Purchase Payments received since the applicable seventh Contract Anniversary; less

         3. any reductions caused by previous Withdrawals since the applicable seventh Contract Anniversary; less

         4.   any Premium Tax.

PROOF OF DEATH

         Any of the following will serve as proof of death:

         1.   certified copy of the death certificate;

         2. certified decree of a court of competent jurisdiction as to the finding of death;

         3. written statement by a medical doctor who attended the deceased Owner; or

         4.   any proof satisfactory to the Company.

                                                                   15-60200-34
                                                                     BP 602BB1

--------------------------------------------------------------------------------
DEATH BENEFIT PROFISIONS (Continued)
--------------------------------------------------------------------------------

DISTRIBUTION REQUIREMENTS

         The entire Death Benefit with interest shall be paid within 5 years after the death of the Owner, except as provided below. In the event that the Designated Beneficiary elects an Annuity Option, the length of time for the payment period may be longer than 5 years if: (1) the Designated Beneficiary is a natural person; (2) the Death Benefit is paid out under Annuity Options 1 through 6; (3) payments are made over a period that does not exceed the life expectancy of the Designated Beneficiary; and (4) annuity payments begin within one year of the death of the Owner. If the Owner's spouse is the sole Designated Beneficiary, the spouse shall become the sole Owner of the Contract, and he or she may keep it in force until the earlier of the spouse's death or the Annuity Start Date.

         If any Owner dies after the Annuity Start Date, the Ownership rights pass to the Designated Beneficiary and Annuity Payments shall continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

         If the Owner is a Nonnatural Person, the distribution rules set forth above apply in the event of the death of or a change in the Annuitant. This Contract is deemed to incorporate any provision of Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, as interpreted by the Company and deemed necessary to qualify this Contract as an annuity.

         The foregoing distribution requirements do not apply to qualified plans as defined in Section 401(a) of the Code.

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS
--------------------------------------------------------------------------------

ANNUITY START DATE

         The Annuity Start Date may be chosen by the Owner at the time of application. For Annuity Options 1 through 4, this date must be at least 3 years after the Contract Date. For Annuity Options 5 and 6, this date must be after the Free Systematic Withdrawal Availability Date. The Annuity Start Date must be prior to the later of: (1) the oldest Annuitant's eighty-fifth birthday; or (2) the tenth Contract Anniversary.

         The Annuity Start Date is the date the first payment will be made to the Annuitant under Annuity Options 1 through 6.

CHANGE OF ANNUITY START DATE

         The Owner may change the Annuity Start Date. A request for the change must be made in writing. The written request must be Received by the Company at least 30 days prior to the new Annuity Start Date as well as 30 days prior to the previous Annuity Start Date.

ANNUITY START AMOUNT

         The Annuity Start Amount is applied to one of the Annuity Options listed on page 17. The Annuity Start Amount is used with the annuity rates to determine the Annuity Payments. The Annuity Start Amount is:
         (1) the entire Contract Value on the Annuity Start Date; less (2) any applicable Premium Tax.

                                                                    15-60200-42
V 6020 G (R4-94)                                                      BP 602JJ1

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

ANNUITY PAYMENT GUARANTEES

         The Annuity Payments made under each Annuity Option will reflect current annuity rates in effect on the Annuity Start Date. The current annuity rates will not be less than the guaranteed Annuity Option rates. The guaranteed Annuity Option rates are guaranteed for the life of the Contract. The guaranteed rates are based on interest credited at 3 1/2% per year and the 1983 Table A individual annuity mortality table updated for 45 years with factors from Projection Scale G. Tables A and B illustrate some of these guaranteed rates per $1,000. Rates not shown will be provided upon request.

ANNUITY PAYMENTS

         The Owner may select any form of Annuity Payments that is satisfactory to the Company. Several guaranteed Annuity Options are listed on page
         17. No Annuity Option can be selected that requires the Company to make periodic payments of less than $50.00. The standard Annuity Option is Option 2 with 10 years of payments certain. This Annuity Option will automatically be used if no Annuity Option is elected prior to the Annuity Start Date. Each Annuity Option allows for making payments annually, semiannually, quarterly or monthly.

CHANGE OF ANNUITY PAYMENTS

         Prior to the  Annuity  Start  Date,  the Owner may change  the  Annuity
         Option selected. The change must be made in writing. The written request must be received by the Company at least 30 days prior to the Annuity Start Date.

         After the Annuity Start Date, the Owner may change the Annuity Option if payments are being made under Annuity Options 5 or 6. The change must be requested in writing.

         After the change is recorded by the Company, it will be effective as of the date it was requested. A change will not apply to any payment made or action taken by the Company prior to the time it was recorded.

FIXED ANNUITY PAYMENTS

         Fixed Annuity Payments provide a minimum interest rate which is guaranteed by the Company during the Annuity Payment period for Annuity Options 1 through 4. On the Annuity Start Date, the Annuity Start Amount will be applied to the applicable Annuity Table.

VARIABLE ANNUITY PAYMENTS

         For Annuity Options 1 through 4, Variable Annuity Payments are payments which: (1) are not predetermined or guaranteed as to dollar amount; and
         (2) vary in amount with the investment experience of the Sub-Account.

FIRST VARIABLE ANNUITY PAYMENT

         On the Annuity Start Date, the Annuity Start Amount will be applied to the applicable Annuity Table for Annuity Options 1 through 4. This will be done in accordance with the Annuity Option selected.

ANNUITY UNIT VALUE

         An Annuity Unit is used to calculate the value of Annuity Payments. The value of an Annuity Unit for each Sub-Account was originally set at $1. The value for any later Valuation Period is found as follows:

         1.   For  each  Sub-Account  the  Annuity  Unit  Value  for  the  prior
              Valuation Period is multiplied by the Net Investment Factor for the second Valuation Period preceding the current one.

         2. The result is multiplied by an interest factor. This is done to neutralize the assumed investment rate of 3.5% per year, which is built into the Annuity Tables.

                                                                   15-60200-42
                                                                     BP 602JJ1

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

NET INVESTMENT FACTOR

         The Net Investment Factor is an index used to update the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be more than or less than one; therefore, the value of an Annuity Unit may increase or decrease.

         The Net Investment Factor for any Sub-Account in any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

         1.   is the net result of:

              a. the Net Asset Value Per Share of the mutual fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

              b. the per share amount of any dividend or capital gain distributions made by the Sub-Account's underlying the mutual fund that is not included in the Net Asset Value Per Share; plus or minus

              c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.

         2.   is the net result of:

              a. the Net Asset Value per share of the Sub-Account's underlying the mutual fund as determined at the end of the prior Valuation Period; plus or minus

              b. the per share charge or credit for any taxes reserved for the prior valuation Period.

         3. is a factor representing the Mortality and Expense Risk Charge and the Administration Charge deducted from the Variable Account.

         For underlying mutual funds that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends. As described above, the gains and losses from each Sub-Account is credited or charged against the Sub-Account without regard to the gains or losses in the Company or other Sub-Accounts.

NET ASSET VALUE PER SHARE

         The Net Asset Value Per Share is found by dividing the Net Asset Value by the number of outstanding shares.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS

         After the first Variable Annuity Payment the payments vary in amount. The amount of each payment changes with the investment performance of the Sub-Accounts. The dollar amount of such payments is determined as follows:

         1. The dollar amount of the first Variable Annuity Payment is divided by the Annuity Unit Value on the Annuity Start Date. The result establishes the fixed number of Annuity Units for each subsequent payment. This number of Units remains fixed during the Annuity Payment period.

         2. The fixed number of Annuity Units is multiplied by the Annuity Unit Value for the Valuation Period for which the payment is due. This result establishes the dollar amount of the payment.

         After the first payment the Company guarantees that the dollar amount of each payment will not be affected by variations in expenses or mortality experience.

                                                                    15-60200-07
V 6020 H (3-93)                                                       BP 602081

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

ANNUITY OPTIONS

  OPTION 1

         LIFE OPTION: This option provides payments for the lifetime of the Annuitant. Table A illustrates some of the guaranteed rates for this option.

  OPTION 2

         LIFE WITH FIXED PERIOD OPTION: This option provides payments for the lifetime of the Annuitant. A fixed period of 5, 10, 15 or 20 years may be chosen. Payments will continue to the end of this period even if the Annuitant dies prior to the end of the period. If the Annuitant dies before receiving all the payments during the fixed period, the remaining payments will be made to the Designated Beneficiary. Table A illustrates some of the guaranteed rates for this option.

  OPTION 3

         LIFE WITH INSTALLMENT REFUND OPTION: This option provides payments for the lifetime of the Annuitant. A fixed number of payments will be determined by dividing the benefit amount by the payment amount. A fixed number of payments will be made even if the Annuitant dies. If the Annuitant dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary. Table A illustrates some of the guaranteed rates for this option.

  OPTION 4

         JOINT AND LAST SURVIVOR OPTION: This option provides payments for the lifetime of the Annuitant and Joint Annuitant. Payments will continue as long as either is living. Table B illustrates some of the guaranteed rates for this option.

  OPTION 5

         FIXED PERIOD OPTION: This option provides payments for a fixed number of years between 5 and 20. If the Contract Value is held in the Fixed Account, then the amount of the payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. If the Contract Value is held in the Variable Account, then the amount of the payments will vary as a result of the investment performance of the specific Sub-Accounts chosen. If all the Annuitants dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary.

  OPTION 6

         FIXED PAYMENT OPTION: This option provides a fixed payment amount. This amount is paid until the initial amount applied, including daily interest adjustments, is paid. If the Contract Value is held in the Fixed Account, then the number of payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. If the Contract Value is held in the Variable Account, then the number of payments will vary as a result of the investment performance of the specific Sub-Accounts chosen. If all the Annuitants dies before receiving all the payments, any remaining payments will be made to the Designated Beneficiary.

                                                                   15-60200-07
                                                                     BP 602081

                              ANNUITY OPTION RATES
--------------------------------------------------------------------------------
                           SINGLE LIFE INCOME OPTIONS
                                Table A - Monthly
                          Payments for a fixed term and
                    afterwards as long as the Annuitant lives
                          per $1,000 of benefit amount
--------------------------------------------------------------------------------
                           GUARANTEED MONTHLY PAYMENTS
Age of Payee      0          60         120        180      240    Unit Refund
   MALE
--------------------------------------------------------------------------------
    55          4.45        4.44       4.41       4.37      4.30      4.31
    56          4.52        4.51       4.48       4.43      4.36      4.37
    57          4.60        4.59       4.56       4.50      4.42      4.44
    58          4.68        4.67       4.64       4.57      4.47      4.51
    59          4.77        4.76       4.72       4.65      4.53      4.58

    60          4.87        4.85       4.81       4.72      4.60      4.65
    61          4.97        4.95       4.90       4.80      4.66      4.73
    62          5.07        5.05       5.00       4.89      4.72      4.82
    63          5.19        5.17       5.10       4.97      4.79      4.90
    64          5.31        5.29       5.20       5.06      4.85      5.00

    65          5.44        5.41       5.32       5.15      4.92      5.09
    66          5.58        5.55       5.44       5.24      4.98      5.20
    67          5.73        5.69       5.56       5.34      5.05      5.30
    68          5.89        5.84       5.69       5.44      5.11      5.41
    69          6.06        6.00       5.82       5.54      5.17      5.53

    70          6.24        6.17       5.97       5.64      5.23      5.66

  FEMALE

    55          4.11        4.11       4.10       4.08      4.05      4.05
    56          4.17        4.17       4.16       4.14      4.10      4.10
    57          4.23        4.23       4.22       4.19      4.15      4.15
    58          4.30        4.29       4.28       4.25      4.21      4.21
    59          4.37        4.36       4.35       4.32      4.27      4.27

    60          4.44        4.44       4.42       4.38      4.33      4.34
    61          4.52        4.51       4.49       4.45      4.39      4.40
    62          4.60        4.59       4.57       4.52      4.45      4.47
    63          4.69        4.68       4.65       4.60      4.52      4.55
    64          4.78        4.77       4.74       4.68      4.58      4.63

    65          4.88        4.87       4.84       4.76      4.65      4.71
    66          4.99        4.98       4.93       4.85      4.72      4.80
    67          5.10        5.09       5.04       4.94      4.79      4.89
    68          5.23        5.21       5.15       5.04      4.86      4.99
    69          5.36        5.34       5.27       5.14      4.94      5.09

    70          5.50        5.48       5.39       5.24      5.01      5.20

Rates not shown will be provided on request.
--------------------------------------------------------------------------------
  JOINT & LAST
    SURVIVOR
TABLE B - MONTHLY      FEMALE                        MALE AGE
  INSTALLMENTS           AGE           55       60       62       65       70
--------------------------------------------------------------------------------
Until last Death         55           3.85     3.93     3.95     3.99     4.03
  of Two Payees          60           3.98     4.10     4.15     4.21     4.29
  per $1,000 of          62           4.03     4.18     4.23     4.30     4.40
 benefit amount          65           4.11     4.28     4.35     4.45     4.59
                         70           4.21     4.45     4.54     4.69     4.92


Option 1, 2, 3, or 4 available at ages 40 through 80.

Annual, semiannual, or quarterly payments can be determined from Table A or B by multiplying the monthly payments by 11.812854, 5.9572233, and 2.9914201, respectively.

                                                                    15-60200-08
V 6020 I (3-93)                                                        BP 60209

                                   PARKSTONE
                                VARIABLE ANNUITY

A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

* Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

* A Death Benefit may be paid prior to the Annuity Start Date according to the contract provisions.

* Annuity Payments begin on the Annuity Start Date using the method as specified in this Contract.

*  This is a participating Contract.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND THESE DOLLAR AMOUNTS ARE NOT GUARANTEED. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)

                                   [SBL LOGO]
                     Security Benefit Life Insurance Company
               A Member of The Security Benefit Group of Companies
                       700 Harrison, Topeka, KS 66636-0001
                                 1-800-355-4555


                                                                    15-60200-50
                                                                      BP 602PP4

                                    PARKSTONE
                                VARIABLE ANNUITY

                                ANNUITY CONTRACT

THE COMPANY'S PROMISE

In consideration for the Purchase Payments and the attached application, Security Benefit Life Insurance Company will pay the benefits of this Contract according to its provisions.

LEGAL CONTRACT

PLEASE READ YOUR CONTRACT CAREFULLY. It is a legal Contract between the Owner and the Company, Security Benefit Life Insurance Company. The Contract's table of contents is on page 2.

RIGHT TO CANCEL

THIS CONTRACT MAY BE RETURNED WITHIN 10 DAYS AFTER RECEIVING IT BY DELIVERING OR MAILING IT TO THE HOME OFFICE OR THE AGENT THROUGH WHOM IT WAS PURCHASED. IMMEDIATELY ON SUCH DELIVERY OR MAILING, THE CONTRACT SHALL BE DEEMED VOID FROM THE BEGINNING. ANY PURCHASE PAYMENTS PAID AND ALLOCATED TO THE FIXED ACCOUNT WILL BE REFUNDED. THE VARIABLE ACCOUNT CONTRACT VALUE WILL BE REFUNDED AS OF THE DATE THE CONTRACT IS RECEIVED BY THE COMPANY. ANY FEES OR CHARGES ON PURCHASE PAYMENTS PAID AND ALLOCATED TO THE VARIABLE ACCOUNT WILL BE REFUNDED.

SIGNED FOR SECURITY BENEFIT LIFE INSURANCE COMPANY ON THE CONTRACT DATE.

               ROGER K. VIOLA                             HOWARD R. FRICKE

                  Secretary                                   President


                      A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

* Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

* A Death Benefit may be paid prior to the Annuity Start Date according to the contract provisions.

* Annuity Payments begin on the Annuity Start Date using the method as specified in this Contract.

*  This is a participating Contract.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND THESE DOLLAR AMOUNTS ARE NOT GUARANTEED. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)

                                   [SBL LOGL]

                     Security Benefit Life Insurance Company
               A Member of The Security Benefit Group of Companies
                       700 Harrison, Topeka, KS 66636-0001
                                 1-800-355-4555

Form V6020 (R4-94)                                                  15-60200-49
                                                                     BP 602001

                                TABLE OF CONTENTS

CONTRACT SPECIFICATIONS .............................................    3
DEFINITIONS .........................................................    4, 5
GENERAL PROVISIONS ..................................................    6, 7
     The Contract ...................................................    6
     Compliance .....................................................    6
     Misstatement of Age and Sex ....................................    6
     Evidence of Survival ...........................................    6
     Incontestability ...............................................    6
     Assignment .....................................................    6
     Received By The Company ........................................    7
     Transfers ......................................................    7
     Claims of Creditors ............................................    7
     Nonforfeiture Values ...........................................    7
     Dividends ......................................................    7
     Reports ........................................................    7
OWNERSHIP, ANNUITANT AND
BENEFICIARY PROVISIONS ..............................................    8
     Ownership ......................................................    8
     Joint Ownership ................................................    8
     Annuitant ......................................................    8
     Primary and Contingent Beneficiaries ...........................    8
     Ownership and Beneficiary Changes ..............................    8
PURCHASE PAYMENT PROVISIONS .........................................    9
     Flexible Purchase Payments .....................................    9
     Purchase Payment Limitations ...................................    9
     Purchase Payment Allocation ....................................    9
     Place of Payment ...............................................    9
CONTRACT VALUE AND EXPENSE PROVISIONS ...............................    9, 11
     Contract Value .................................................    9
     Fixed Account Contract Value ...................................    9
     Fixed Account Interest Crediting ...............................    9
     Variable Account Contract Value ................................   10
     Determining Accumulation Units .................................   10
     Accumulation Unit Value ........................................   10
     Net Asset Value ................................................   10
     Contract Maintenance Charge ....................................   10
     Mortality and Expense Risk Charge ..............................   11
     Administration Charge ..........................................   11
     Premium Tax Expense ............................................   11
WITHDRAWAL PROVISIONS ...............................................   11-13
     Withdrawals ....................................................   11
     Withdrawal Value ...............................................   11
     Withdrawal Charge ..............................................   12
     Free Withdrawals ...............................................   12
     Systematic Withdrawals .........................................   12
     Free Systematic Withdrawals ....................................   12
     Disability Waiver ..............................................   12
     Date of Request ................................................   13
     Payment of Withdrawal Benefits .................................   13
DEATH BENEFIT PROVISIONS ............................................   13, 14
     Death Benefit ..................................................   13
     Proof of Death .................................................   13
     Distribution Requirements ......................................   14
ANNUITY PAYMENT PROVISIONS ..........................................   14-17
     Annuity Start Date .............................................   14
     Change of Annuity Start Date ...................................   14
     Annuity Start Amount ...........................................   14
     Annuity Payment Guarantees .....................................   15
     Annuity Payments ...............................................   15
     Change of Annuity Payments .....................................   15
     Fixed Annuity Payments .........................................   15
     Variable Annuity Payments ......................................   15
     First Variable Annuity Payment .................................   15
     Annuity Unit Value .............................................   15
     Net Investment Factor ..........................................   16
     Net Asset Value per Share ......................................   16
     Subsequent Variable Annuity Payments ...........................   16
     Annuity Options ................................................   17
ANNUITY OPTION RATES ................................................   18
AMENDMENTS OR ENDORSEMENTS, if any

                                     - 2 -
                                                                    15-60200-49
                                                                     BP 602001

--------------------------------------------------------------------------------
PARKSTONE ADVANTAGE VARIABLE ANNUITY POLICY SPECIFICATIONS
--------------------------------------------------------------------------------

OWNER NAME:  John A. Doe

OWNER DATE OF BIRTH:  10-30-1953

JOINT OWNER NAME:  Mary K. Doe

JOINT OWNER DATE OF BIRTH:  7-18-1981

ANNUITANT NAME:  Betty M. Doe

ANNUITANT DATE OF BIRTH:  5-13-1987

ANNUITANT SEX:  Female

PRIMARY BENEFICIARY NAME:  Linda L. Doe

CONTRACT NUMBER:  Specimen

CONTRACT DATE:  6-30-1993

ISSUE DATE:  6-30-1993

ANNUITY START DATE:  7-1-2052

PLAN:  Non-qualified

ASSIGNMENT:  This Policy may be assigned
See Assignment Provision of your Policy.

CONTINGENT BENEFICIARY NAME:  Mary K. Doe

--------------------------------------------------------------------------------

INITIAL PURCHASE PAYMENT ...........................   $500,000

SUBSEQUENT PURCHASE PAYMENTS .......................   $10,000

SUBSEQUENT PURCHASE PAYMENT FREQUENCY ..............   Annual

MINIMUM SUBSEQUENT PURCHASE PAYMENTS ...............   $2,000 or $50 through
                                                       an automatic
                                                       investment program

MORTALITY AND EXPENSE RISK CHARGE ..................   1.25% Annually

ADMINISTRATION CHARGE ..............................   .15% Annually

CONTRACT MAINTENANCE CHARGE ........................   $30

WITHDRAWAL CHARGES:
    Purchase Payment Year .........   1    2    3    4    5    6    7    8+
    Withdrawal Charge .............   5%   5%   5%   5%   4%   3%   2%   0%

FREE WITHDRAWAL PERCENTAGE .........................   10%

FREE SYSTEMATIC WITHDRAWAL AVAILABILITY DATE .......   7-1-1993

MINIMUM GUARANTEED INTEREST RATE ...................   3.5%

ANNUITY OPTION .....................................   Option 2

SUB-ACCOUNTS:
         Prime Obligations
         Bond
         Equity
         International Discovery
         Small Capitalization

METHOD FOR DEDUCTIONS:

         Deductions for any Contract Maintenance Charge, any Transfer Charges, any Premium Taxes collected after the Purchase Payments are applied, and any unallocated partial withdrawals will be made sequentially from the Contract Value. In descending order of the Sub-Accounts listed above, the value of each account will be depleted before the next is charged. The Fixed Account is the last account charged.

V6020 A (3-93)                                                          SBL 21

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

ACCUMULATION UNIT

         The Accumulation Unit is a unit of measure. It is used to calculate the Variable Account Contract Value prior to the Annuity Start Date. It is also used to calculate the Variable Account Contract Value after the Annuity Start Date for Annuity Options 5 and 6.

ANNUITANT

         The Annuitant is the person named by the Owner to receive Annuity Payments under this Contract. Please see "Annuitant" provisions on page 8.

ANNUITY OPTION

         The Annuity Option is the method for making Annuity Payments. The Annuity Option is selected prior to the Annuity Start Date. Please see "Annuity Options" on page 17.

ANNUITY START DATE

         The Annuity Start Date is the date on which Annuity Payments are scheduled to begin. This date may be changed by the Owner. The Annuity Start Date is shown on Page 3.

ANNUITY UNIT

         The Annuity Unit is a unit of measure. It is used to calculate Variable Annuity Payments after the Annuity Start Date for Annuity Options 1 through 4.

COMPANY

         The Company is Security Benefit Life Insurance Company.

CONTRACT ANNIVERSARY

         A Contract Anniversary is a 12-month anniversary of the Contract Date as defined below.

CONTRACT DATE

         The Contract Date is the date the Contract begins. The Contract Date is shown on page 3.

CONTRACT YEAR

         Contract Years are measured from the Contract Date.

DESIGNATED BENEFICIARY

         Upon the first death of the Owner or Joint Owner, the Designated Beneficiary will be the first person on the following list who is alive on the date of death:

         1.  Primary Beneficiary;
         2.  Contingent Beneficiary;
         3.  Owner;
         4.  Joint Owner;
         5.  Annuitant; and
         6.  the Owner's estate if no one listed above is alive.

         The Designated Beneficiary may receive a death benefit upon the death of the Owner. For more information please see "Ownership, Annuitant, and Beneficiary Provisions" on page 8 and the "Death Benefit Provisions" on pages 13 and 14.

EARNINGS

         Earnings include interest, dividends, realized gains or losses, and unrealized gains or losses.

FIXED ACCOUNT

         The Fixed Account invests in the general account of the Company. The Company manages the general account and guarantees that an effective rate of return of at least 3 1/2% will be credited to the Fixed Account Contract Value.

HOME OFFICE

         The Address of the Home Office is 700 SW Harrison St., Topeka, KS 66636-0001.

ISSUE DATE

         The Issue Date is the date the Company uses to determine the date the Contract becomes incontestable. The Issue Date is shown on Page 3.

                                                                    15-60200-00
V 6020 B (3-93)                                                      BP 602011

--------------------------------------------------------------------------------
DEFINITIONS (Continued)
--------------------------------------------------------------------------------


JOINT OWNER

         The Joint Owner, if any, possesses an undivided interest in the entire Contract in conjunction with the Owner. The Joint Owner, if any, is named on page 3. Please see "Joint Ownership" provisions on page 8.

NONNATURAL PERSON

         Any group or entity that is not a living person such as a trust or corporation.

OWNER

         The Owner is the person who possesses all rights under the Contract. The Owner is named on page 3. Please see "Ownership" provisions on page 8.

PREMIUM TAX

         Any Premium Taxes levied by a state or other governmental entity will be charged against this Contract. When Premium Tax is assessed after the premium is applied, it will be deducted as described on page 3.

PURCHASE PAYMENT

         A Purchase Payment is money received by the Company and applied to the Contract.

PURCHASE PAYMENT ANNIVERSARY

         A Purchase Payment Anniversary is a 12-month anniversary of the date the Purchase Payment is applied.

PURCHASE PAYMENT YEAR

         A Purchase Payment Year is each 12-month period starting with either the Purchase Payment Anniversary or the date the Purchase Payment is applied. The first Purchase Payment year begins on the date the Purchase Payment is applied and increases by one on each successive Purchase Payment Anniversary.

SUB-ACCOUNTS

         The Variable Account is divided into Sub-Accounts which invest in shares of mutual funds. Each Sub-Account may invest its assets in a separate class or series of a designated investment company or companies. The Sub-Accounts are shown on page 3. Subject to the regulatory requirements then in force, the Company reserves the right to:

         1.   change or add designated investment companies;
         2.   add, remove or combine Sub-Accounts;
         3. add, delete or make substitutions for securities that are held or purchased by the Variable Account or any Sub-Account;
         4.   operate the Variable Account as a managed investment company;
         5. combine the assets of the Variable Account with other Variable Accounts of the Company or an affiliate thereof; and
         6. restrict or eliminate any voting rights of the Owner with respect to the Variable Account or other persons who have voting rights as to the Variable Account.

         If any of these changes result in a material change to the Variable Account or a Sub-Account, the Company will notify the Owner of the change. The Company will not change the investment policy of any Sub-Account without the filing and other procedures established by insurance regulators of the state of issue.

VALUATION DATE

         A Valuation Date is each day the New York Stock Exchange and the Company's Home Office are open for business.

VALUATION PERIOD

         A Valuation Period is the interval of time from one Valuation Date to the next Valuation Date.

VARIABLE ACCOUNT

         The Variable Account is a separate account established and maintained by the Company under Kansas law. The Variable Account is divided into Sub-Accounts which are listed on page 3. The assets held in the Variable Account supporting Contract liabilities are not chargeable with liabilities arising from any other business the Company may conduct.

                                                                    15-60200-00
                                                                     BP 602011

--------------------------------------------------------------------------------
GENERAL PROVISIONS
--------------------------------------------------------------------------------

THE CONTRACT

         The entire Contract between the Owner and the Company consists of this Contract, the attached Application, and any Amendments, Endorsements or Riders attached to the Policy. All statements made in the Application will, in the absence of fraud, as determined by a court of competent jurisdiction, be deemed representations and not warranties. The Company will use no statement made by or on behalf of the Owner or the Annuitant to void this Contract unless it is in the written Application and unless successfully contested by the Company. Any change in the Contract can be made only with the written consent of the President, a Vice President, or the Secretary of the Company.

         The Purchase Payment(s) and the Application must be acceptable to the Company under its rules and practices. If they are not, the Company's liability will be limited to a return of the Purchase Payment(s).

COMPLIANCE

         The Company reserves the right to make any change to the provisions of this Contract to comply with or give the Owner benefit of any federal or state statute, rule or regulation. This includes, but is not limited to, requirements for annuity contracts under the Internal Revenue Code or that of any state. The Company will provide the Owner with a copy of any such change and will also file such a change with the insurance regulatory officials of the state in which the contract is delivered.

MISSTATEMENT OF AGE AND SEX

         If the age or sex of the Annuitant has been misstated, all payments and benefits under this Contract will be adjusted when legally permitted. Payments and benefits will be made on the basis of the Annuitant's correct age or sex. Proof of the age of an Annuitant may be required at any time, in a form suitable to the Company. When the age or sex of an Annuitant has been misstated, the dollar amount of any overpayment plus interest will be deducted from the next payment(s) due under this Contract. The dollar amount of any underpayment made by the Company as a result of any such misstatement will be paid in full plus interest with the next payment due under this Contract. The interest portion of these adjustments will be calculated at 6%.

EVIDENCE OF SURVIVAL

         When any payments under this contract depend on the recipient being alive on a given date, proof that the recipient is living may be required by the Company. Such proof must be in a form acceptable to the Company, and may be required prior to making the payments.

INCONTESTABILITY

         This Contract will not be contested after it has been in force for two years from the Issue Date during the lifetime of the Owner. This provision does not apply to any benefits payable in the event of disability.

ASSIGNMENT

         No Assignment under this Contract is binding unless received by the Company in writing. The Company assumes no responsibility for the validity, legality, or taxability of any Assignment. The Assignment will be subject to any payment made or other action taken by the Company before the Assignment is received by the Company. Once filed, the rights of the Owner, Annuitant and Beneficiary are subject to the Assignment. Any claim is subject to proof of interest of the assignee. Please refer to page 3 to see if this Contract may be assigned.

                                                                   15-60200-01
V 6020 C (3-93)                                                     BP 602021

--------------------------------------------------------------------------------
GENERAL PROVISIONS (Continued)
--------------------------------------------------------------------------------


RECEIVED BY THE COMPANY

         The phrase "Received by the Company" means receipt by the Company at its Home Office.

TRANSFERS

         The Owner may Transfer funds among the Fixed Account and Sub-Accounts subject to the following.

         Prior to the Annuity Start Date: The Owner may make 12 Transfers per calendar year without charge. For each additional Transfer, a $25 dollar charge is deducted from the Contract Value. Transfers are not permitted within 30 days of the Annuity Start Date.

         After the Annuity Start Date: For Annuity Options 1, 2, 3, and 4, the Owner may make 1 Transfer per calendar year without charge. It must be between Sub-Accounts and no additional Transfers are permitted in a calendar year. For Annuity Options 5 and 6, the Owner may make 12 Transfers per calendar year without charge. For each additional Transfer in a calendar year, a $25 charge is deducted from the Contract Value.

         The Company reserves the right to limit the size of Transfers and to limit Transfers to 12 per calendar year. Transfers must be at least $500 or the remaining balance in the Fixed Account or a Sub-Account. The total dollar amount that may be Transferred from the Fixed Account in a Contract Year is limited to the greatest of:

         1.  $5,000;
         2.  1/3 of the Fixed Account value at the time of Transfer; or
         3. 120% of the dollar amount Transferred from the Fixed Account in the prior Contract Year.

         When a Transfer charge is deducted from the Contract Value, it shall be deducted as described on page 3. The Company reserves the right to delay Transfers from the Fixed Account for up to 6 months. The Company will notify you if there will be a delay.

CLAIMS OF CREDITORS

         The Contract Value and other benefits under this Contract are exempt from the claims of creditors to the extent permitted by law.

NONFORFEITURE VALUES

         The Death Benefits, Surrender Values and Annuity Start Values will at least equal the minimum required by law.

DIVIDENDS

         The Company is a mutual life insurance company. Consequently, it pays dividends on some of its contracts. However, the Company does not expect any dividends to become payable on this Contract. At the end of each Contract Year the Company will determine the Contract's dividend, if any. The Owner may choose to have it: (1) added to the Contract Value, or (2) paid in cash. If the Owner does not make a choice, it will be added to the Contract Value.

REPORTS

         At least once each Contract Year the Owner shall be sent a statement including the current Contract Value and any other information required by law.

                                                                    15-60200-01
                                                                     BP 602021

--------------------------------------------------------------------------------
OWNERSHIP, ANNUITANT AND BENEFICIARY PROVISIONS
--------------------------------------------------------------------------------

OWNERSHIP

         The Owner has all rights in the Contract unless otherwise provided. All rights in the Contract remain with the Owner after the Annuity Start Date. If the purchaser names someone other than himself as Owner, the purchaser has no rights in the Contract, unless later changed by the Owner. If the Owner dies, a distribution may be made to the Designated Beneficiary. No Owner, named in the Contract, may be older than 80 on the Contract Date.

JOINT OWNERSHIP

         If a Joint Owner is named in the application, then the Owner and Joint Owner will share an undivided interest in the entire Contract. When an Owner and Joint Owner have been named, the Company will only honor requests for changes and the exercise of other Ownership rights made by both the Owner and Joint Owner. When a Joint Owner is named, all references to "Owner" throughout this Contract should be construed to mean both the Owner and Joint Owner, except for the "Reports" provision on page 7 and the "Death Benefit Provisions" on pages 13 and 14.

ANNUITANT

         The Owner may change the Annuitant prior to the Annuity Start Date. The request for this change must be made in writing and Received by the Company at least 30 days prior to the Annuity Start Date. No Annuitant may be named who is more than 80 years old on the Contract Date. When the Annuitant dies prior to the Annuity Start Date, the Owner must name a new Annuitant within 30 days. If a new Annuitant is not named, the Owner becomes the Annuitant. The Annuitant is named on page 3.

PRIMARY AND CONTINGENT BENEFICIARIES

         The Primary Beneficiary and any Contingent Beneficiary are named in the Application, unless later changed by the Owner. If the Primary Beneficiary dies prior to the Owner, the Contingent Beneficiary becomes the Primary Beneficiary. Unless the Owner has provided otherwise, when there are two or more Primary Beneficiaries, they will receive equal shares, unless otherwise specified.

OWNERSHIP AND BENEFICIARY CHANGES

         Subject to the terms of any existing Assignment, the Owner may name a new Owner, new Primary Beneficiary or a new Contingent Beneficiary. Any new choice of Owner, Primary Beneficiary or Contingent Beneficiary will automatically revoke any prior choice of Owner, Primary Beneficiary or Contingent Beneficiary. Any change must be made in writing and recorded at the Home Office. The change will become effective as of the date the written request is signed, whether or not the Owner is living at the time the change is recorded. A new choice of Primary Beneficiary or Contingent Beneficiary will not apply to any payment made or action taken by the Company prior to the time it was recorded. The Company may require the Contract be returned so these changes may be made.

                                                                   15-60200-02
V 6020 D (3-93)                                                      BP 602031

--------------------------------------------------------------------------------
PURCHASE PAYMENT PROVISIONS
--------------------------------------------------------------------------------


FLEXIBLE PURCHASE PAYMENTS

         The Contract becomes in force when the initial Purchase Payment is applied. The Owner is not required to continue Purchase Payments in the amount or frequency originally anticipated. The Owner may: (1) increase or decrease the amount of Purchase Payments, subject to any Contract or administrative limitations; or (2) change the frequency of Purchase Payments. A change in frequency or amount of Purchase Payments does not require a written request. After the Annuity Start Date, the Company will not apply any new Purchase Payments to this Contract.

PURCHASE PAYMENT LIMITATIONS

         Purchase Payments may not be greater than $1,000,000 without prior approval by the Company. The Minimum Subsequent Purchase Payment amount is shown on page 3.

PURCHASE PAYMENT ALLOCATION

         Purchase Payments may be allocated among the Fixed Account and the Sub-Accounts. The allocations may be made by specifying the dollar amount or the whole percentage to go to each account. However, no less than $25 per Purchase Payment may be allocated to any account. The Owner may change the allocations by written notice to the Company.

PLACE OF PAYMENT

         All Purchase Payments under this Contract are payable to the Company at its Home Office. Purchase Payments are applied after they are received by the Company at its Home Office.

--------------------------------------------------------------------------------
CONTRACT VALUE AND EXPENSE PROVISIONS
--------------------------------------------------------------------------------

CONTRACT VALUE

         On any Valuation Date, the Contract Value is the sum of (1) the Variable Account Contract Value; and (2) the Fixed Account Contract Value. At any time after the first Contract Year and before the Annuity Start Date, the Company reserves the right to pay to the Owner the Contract Value as a lump sum if it is below $2,000.

FIXED ACCOUNT CONTRACT VALUE

         On any Valuation Date, the Fixed Account Contract Value is based on the following transactions with respect to this Contract:

         1. the sum of all Purchase Payments allocated under the Contract to the Fixed Account;

         2.   any Transfers from the Variable Account;

         3.   the interest credited to the Fixed Account;

         4. any Withdrawals and applicable Withdrawal Charges deducted from the Fixed Account;

         5.   any Transfers to the Variable Account;

         6. any applicable Contract Maintenance Charges and Transfer Charges deducted from the Fixed Account;

         7.   any applicable Premium Taxes;

         8. any amounts held in the Fixed Account which are applied towards Annuity Options 1 through 4.

FIXED ACCOUNT INTEREST CREDITING

         The Company will credit interest on the Fixed Account Contract Value from the Contract Date. The renewal interest rates will be declared and reset at the Company's discretion. However, the renewal interest rate will be at least the Minimum Guaranteed Interest Rate shown on page 3.

                                                                   15-60200-02
                                                                    BP 602031

--------------------------------------------------------------------------------
CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
--------------------------------------------------------------------------------

VARIABLE ACCOUNT CONTRACT VALUE

         The Variable Account Contract Value is the sum of the value in each Sub-Account for this Contract. Each Sub-Account value is the product of the Accumulation Units under this Contract and the Accumulation Unit Value.

DETERMINING ACCUMULATION UNITS

         The number of Accumulation Units for a particular Sub-Account is found by dividing: (1) the value of the Sub-Account; by (2) the Accumulation Unit Value for the Sub-Account. The number of Accumulation Units will not change as a result of investment experience. Events that change the number of Accumulation Units are:

         1.  Purchase Payments that are applied to the Sub-Account;
         2.  funds that are Transferred into or out of the Sub-Account;
         3.  Withdrawals that are deducted from the Sub-Account; and
         4.  certain charges or taxes that are deducted.

ACCUMULATION UNIT VALUE

         The initial Accumulation Unit Value for each Sub-Account was set at $10. The subsequent Accumulation Values are found by dividing (1) by
         (2), where:

         1.   is the net result of:

              a. the Net Asset Value determined at the end of the current Valuation Period, plus

              b. any dividends declared by the Sub-Account's underlying mutual fund that are not reflected in the Net Asset Value; less

              c: the accrued Mortality and Expense Risk Charge and the accrued Administrative Charge.

         2. the number of Accumulation Units at the beginning of the Valuation Period.

         The Accumulation Unit Value may increase or decrease from one Valuation period to the next.

NET ASSET VALUE

         The Net Asset Value is the net value of all shares of the underlying mutual fund held by the Sub-Account. The Net Asset Value is: (1) the value of the securities; plus (2) any cash or other assets; less (3) all liabilities.

CONTRACT MAINTENANCE CHARGE

         Except as noted below, the Company deducts a Contract Maintenance Charge on each Contract Anniversary. The applicable Contract Maintenance Charge is shown on page 3. When a Contract is Withdrawn for its full Contract Value, a pro rata portion of this charge is deducted at the time of Withdrawal. No Contract Maintenance Charge is deducted on or after the Annuity Start Date when one of the first four Annuity Options is used. When Contract Maintenance Charges are deducted from the Contract Value, they shall be deducted as described on page 3.

                                                                    15-60200-04
V 6020 E (3-93)                                                      BP 602051

--------------------------------------------------------------------------------
CONTRACT VALUE AND EXPENSE PROVISIONS (Continued)
--------------------------------------------------------------------------------

MORTALITY AND EXPENSE RISK CHARGE

         The Company will deduct the annualized Mortality and Expense Risk Charge shown on page 3. The deduction will be: (1) made from each Sub-Account; (2) computed on a daily basis; and (3) made in the same proportion that the Sub-Account Contract Value bears to the Variable Account Contract Value. This charge is not directly taken from each Sub-Account Contract Value. It is factored into the Accumulation Unit Value and the Annuity Unit Value on a daily basis.

ADMINISTRATION CHARGE

         The Company will deduct the annualized Administration Charge shown on page 3. The deduction will be: (1) made from each Sub-Account; (2) computed on a daily basis; and (3) made in the same proportion that the Sub-Account Contract Value bears to the Variable Account Contract Value. This charge is not directly taken from each Sub-Account Contract Value. It is factored into the Accumulation Unit Value and the Annuity Unit Value on a daily basis.

PREMIUM TAX EXPENSE

         Any applicable Premium Taxes may be deducted from the Contract Value. The Company reserves the right to deduct premium tax when due or any time thereafter.

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS
--------------------------------------------------------------------------------

WITHDRAWALS

         The Owner may Withdraw  all or part of the Contract  Value at any time.
         This   provision  is  subject  to  any  federal  or  state   Withdrawal
         restrictions. All Withdrawals must meet the following conditions.

         1. The request for Withdrawal must be Received by the Company in writing.

         2. The Owner must apply: (a) while this contract is in force; and (b) prior to the Annuity Start Date.

         3.   The  amount   Withdrawn  must  be  at  least  $500.00  except  for
              Systematic Withdrawals, as discussed below, or when terminating the Contract.

         A partial Withdrawal request should specify the allocations for deducting the Withdrawal from each account. In the absence of these instructions the Company will make the deductions as described on page 3.

WITHDRAWAL VALUE

         The Withdrawal Value at any time will be the Contract Value less;

         1.  any applicable Withdrawal Charges; and
         2.  any applicable Contract Maintenance Charges; and
         3.  any uncollected Premium Taxes.

                                                                    15-60200-04
                                                                     BP 602051

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS (Continued)
--------------------------------------------------------------------------------

WITHDRAWAL CHARGE

         If part or all of the Contract Value is Withdrawn, Withdrawal Charges may be applied at the time of Withdrawal. The Withdrawal Charges apply to each Purchase Payment based on the number of Purchase Payment Years it has been in the Contract as shown on page 3. For the purpose of determining the Withdrawal Charges, Purchase Payments are deducted from the Contract Value on a first in first out basis. This means the oldest Purchase Payment with the lowest Withdrawal Charge is deducted first. The Withdrawal Charge will not be assessed against.

         1.  any Free Withdrawal amounts;
         2.  any Free Systematic Withdrawal amounts;
         3.  any Purchase Payments kept in the Contract at least 84 months;
         4.  any amounts remaining after all the Purchase Payments are deducted;
         5.  Annuity Options 1 through 4.
         6. Annuity Options 5 and 6 provided that Annuity Payments are made for at least 7 years.

         The Withdrawal charge will be assessed against the Sub-Accounts and the Fixed Account in the same proportion as the Withdrawal is Allocated.

FREE WITHDRAWALS

         Beginning in the second Contract Year, one Free Withdrawal may be made per Contract Year. The Maximum Free Withdrawal amount is equal to the Free Withdrawal Percentage, as shown on page 3, times the Contract Value at the time of the Withdrawal. The Free Withdrawal amount is applied only to the first Withdrawal in a Contract Year. A Free Withdrawal is not available in any Contract Year that Free Systematic Withdrawals have been made. Free Withdrawals are not available after the Annuity Start Date. This Free Withdrawal Provision waives any Withdrawal Charges on the Withdrawn amount up to the amount of the Free Withdrawal. The Free Withdrawal is non-cumulative. Unused Free Withdrawal amounts cannot be carried from one Contract Year to the next.

SYSTEMATIC WITHDRAWALS

         Systematic Withdrawals are automatic periodic distributions from the Contract prior to the Annuity Start Date. In order to initiate Systematic Withdrawals, the Owner must make the request in writing. Each Systematic Withdrawal must be at least $50.00. The Owner must indicate the type of payment and its frequency. The payment frequency may be: (1) monthly; (2) quarterly; (3) semiannually; or (4) annually.

FREE SYSTEMATIC WITHDRAWALS

         Free Systematic Withdrawals are Systematic Withdrawals without the imposition of a Withdrawal Charge. Free Systematic Withdrawals are available after the Free Systematic Withdrawal Availability Date shown on page 3. Free Systematic Withdrawals are not available in any Contract Year in which a Free Withdrawal has been made. Free Systematic Withdrawals may be made until the cumulative distributions in a Contract Year equal that year's Free Withdrawal limit. The limit for each Contract Year is the Free Withdrawal Percentage, as shown on page 3, times the Contract Value on the date of the first Systematic Withdrawal in that Contract Year. Any amounts exceeding this limit will incur a Withdrawal Charge as described above.

DISABILITY WAIVER

         The Company will waive the Withdrawal Charges if an Owner becomes totally and permanently disabled prior to age 65. To qualify, the Owner must provide: (1) a certified copy of their birth certificate; and (2) proof of total and permanent disability within the meaning of Internal Revenue Code Section 72(m)(7) or any successor provision. The Company reserves the right to: (1) investigate any disability claim; and (2) require current proof of qualification with each withdrawal request.

                                                                    15-60200-04
V 6020 E (3-93)                                                       BP 602051

--------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS (Continued)
--------------------------------------------------------------------------------

DATE OF REQUEST

         The day on which the Company receives all the required information to process a Transfer or a Withdrawal will determine the date used in calculating these benefits.

PAYMENT OF WITHDRAWAL BENEFITS

         The Company reserves the right to suspend or delay the payment date of a Transfer or a Withdrawal payment from the Variable Account for any period:

         1.   when the New York Stock Exchange is closed; or
         2.   when trading on the New York Stock Exchange is restricted; or
         3. when an emergency exists as a result of which: (a) disposal of securities held in the Variable Account is not reasonably practicable; or (b) it is not reasonably practicable to fairly determine the value of the net assets of the Variable Account; or
         4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of securityholders.

         Rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions set forth above exist.

         The Company further reserves the right to delay payment of a Withdrawal from the Fixed Account for up to six months. This right is required by most states. The Company will notify you if there will be a delay.

--------------------------------------------------------------------------------
DEATH BENEFIT PROVISIONS
--------------------------------------------------------------------------------

DEATH BENEFIT

         If any Owner dies prior to the Annuity Start Date, a Death Benefit will be payable to the Designated Beneficiary when due Proof of Death and instructions regarding payment are Received by the Company within 6 months of the date of death. If the Owner is a Nonnatural Person, then the Death Benefit is payable in the event of the death of the Annuitant prior to the Annuity Start Date. Also, if the Owner is a Nonnatural Person, the amount of the death benefit is based on the age of the Annuitant on the Issue Date.

         If the age of each Owner was 75 or younger on the Issue Date, the Death Benefit will be the larger of: (1) the cumulative Purchase Payments less any Withdrawals and any Premium Tax; or (2) the Contract Value less any Premium Tax. If the age of any Owner on the Issue Date was 76 or older, or if due Proof of Death and instructions regarding payment are not Received by the Company within six months of the date of the Owner's death, the lump sum Death Benefit will be the Withdrawal Value. If a lump sum payment is requested, the payment will be made in accordance with any applicable laws and regulations governing the payment of Death Benefits. The value of the Death Benefit is determined as of the date that both Proof of Death and the election of a lump sum settlement are Received by the Company in good order.

PROOF OF DEATH

         Any of the following will serve as proof of death:

         1.  certified copy of the death certificate;

         2. certified decree of a court of competent jurisdiction as to the finding of death;

         3. written statement by a medical doctor who attended the deceased Owner; or

         4.  any proof satisfactory to the Company.

                                                                    15-60200-05
                                                                     BP 602061

--------------------------------------------------------------------------------
DEATH BENEFIT PROFISIONS (Continued)
--------------------------------------------------------------------------------

DISTRIBUTION REQUIREMENTS

         The entire Death Benefit with interest must be paid within 5 years after the death of the Owner. In the event that the Designated Beneficiary elects an Annuity Option, Annuity Payments must begin within one year of the death of the Owner. However, the length of time for the payment period may be longer than 5 years if: (1) the Designated Beneficiary is a natural person; (2) the Death Benefit is paid out under Annuity Options 1 through 6; and (3) payments are made over a period that does not exceed the life expectancy of the Designated Beneficiary. If the Owner's spouse is the sole Designated Beneficiary, the spouse will become the sole Owner of the Contract, and he or she may keep it in force until the earlier of the spouse's death or the Annuity Start Date.

         If any Owner dies after the Annuity Start Date, the Ownership rights pass to the Designated Beneficiary and Annuity Payments will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of the Owner's death.

         If the Owner is a Nonnatural Person, the distribution rules set forth above apply in the event of the death of or a change in the Annuitant. This Contract is deemed to incorporate any provision of Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, as interpreted by the Company and deemed necessary to qualify this Contract as an annuity.

         The foregoing distribution requirements do not apply to qualified plans as defined in Section 401(a) of the Code.

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS
--------------------------------------------------------------------------------

ANNUITY START DATE

         The Annuity Start Date may be chosen by the Owner at the time of application. For Annuity Options 1 through 4, this date must be at least 3 years after the Contract Date. For Annuity Options 5 and 6, this date must be after the Free Systematic Withdrawal Availability Date. When the Annuity Start Date occurs while the Contract Value is subject to a Withdrawal Charge the Annuity Payment period must be at least 7 years. The Annuity Start Date must be prior to the later of:
         (1) the oldest Annuitant's eighty-fifth birthday; or (2) the tenth Contract Anniversary.

         The Annuity Start Date is the date the first payment will be made to the Annuitant under Annuity Options 1 through 6.

CHANGE OF ANNUITY START DATE

         The Owner may change the Annuity Start Date. A request for the change must be made in writing. The written request must be Received by the Company at least 30 days prior to the new Annuity Start Date as well as 30 days prior to the previous Annuity Start Date.

ANNUITY START AMOUNT

         The Annuity Start Amount is applied to one of the Annuity Options listed on page 17. The Annuity Start Amount is used with the annuity rates to determine the Annuity Payments. The Annuity Start Amount is:
         (1) the entire Contract Value on the Annuity Start Date; less (2) any applicable Premium Tax.

                                                                   15-60200-06
V 6020 G (3-93)                                                     BP 602071

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

ANNUITY PAYMENT GUARANTEES

         The Annuity Payments made under each Annuity Option will reflect current annuity rates in effect on the Annuity Start Date. The current annuity rates will not be less than the guaranteed Annuity Option rates. The guaranteed Annuity Option rates are guaranteed for the life of the Contract. The guaranteed rates are based on interest credited at 3 1/2% per year and the 1983 Table A individual annuity mortality table updated for 45 years with factors from Projection Scale G. Tables A and B illustrate some of these guaranteed rates per $1,000. Rates not shown will be provided upon request.

ANNUITY PAYMENTS

         The Owner may select any form of Annuity Payments that is satisfactory to the Company. Several guaranteed Annuity Options are listed on page
         17. No Annuity Option can be selected that requires the Company to make periodic payments of less than $50.00. The standard Annuity Option is Option 2 with 10 years of payments certain. This Annuity Option will automatically be used if no Annuity Option is elected prior to the Annuity Start Date. Each Annuity Option allows for making payments annually, semiannually, quarterly or monthly.

CHANGE OF ANNUITY PAYMENTS

         Prior to the  Annuity  Start  Date,  the Owner may change  the  Annuity
         Option selected. The change must be made in writing. The written request must be received by the Company at least 30 days prior to the Annuity Start Date.

         After the Annuity Start Date, the Owner may change the Annuity Option if payments are being made under Annuity Options 5 or 6. The change must be requested in writing.

         After the change is recorded by the Company, it will be effective as of the date it was requested. A change will not apply to any payment made or action taken by the Company prior to the time it was recorded.

FIXED ANNUITY PAYMENTS

         Fixed Annuity Payments provide a minimum interest rate which is guaranteed by the Company during the Annuity Payment period for Annuity Options 1 through 4. On the Annuity Start Date, the Annuity Start Amount will be applied to the applicable Annuity Table.

VARIABLE ANNUITY PAYMENTS

         For Annuity Options 1 through 4, Variable Annuity Payments are payments which: (1) are not predetermined or guaranteed as to dollar amount; and
         (2) vary in amount with the investment experience of the Sub-Account.

FIRST VARIABLE ANNUITY PAYMENT

         On the Annuity Start Date, the Annuity Start Amount will be applied to the applicable Annuity Table for Annuity Options 1 through 4. This will be done in accordance with the Annuity Option selected.

ANNUITY UNIT VALUE

         An Annuity Unit is used to calculate the value of Annuity Payments. The value of an Annuity Unit for each Sub-Account was originally set at $1. The value for any later Valuation Period is found as follows:

         1.   For  each  Sub-Account  the  Annuity  Unit  Value  for  the  prior
              Valuation Period is multiplied by the Net Investment Factor for the second Valuation Period preceding the current one.

         2. The result is multiplied by an interest factor. This is done to neutralize the assumed investment rate of 3.5% per year, which is built into the Annuity Tables.

                                                                   15-60200-06
                                                                    BP 602071

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

NET INVESTMENT FACTOR

         The Net Investment Factor is an index used to update the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be more than or less than one; therefore, the value of an Annuity Unit may increase or decrease.

         The Net Investment Factor for any Sub-Account in any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

         1.   is the net result of:

              a. the Net Asset Value Per Share of the mutual fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

              b. the per share amount of any dividend or capital gain distributions made by the Sub-Account's underlying the mutual fund that is not included in the Net Asset Value Per Share; plus or minus

              c. a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.

         2.   is the net result of:

              a. the Net Asset Value per share of the Sub-Account's underlying the mutual fund as determined at the end of the prior Valuation Period; plus or minus

              b. the per share charge or credit for any taxes reserved for the prior valuation Period.

         3. is a factor representing the Mortality and Expense Risk Charge and the Administration Charge deducted from the Variable Account.

         For underlying mutual funds that credit dividends on a daily basis and pay such dividends once a month, the Net Investment Factor allows for the monthly reinvestment of these daily dividends. As described above, the gains and losses from each Sub-Account is credited or charged against the Sub-Account without regard to the gains or losses in the Company or other Sub-Accounts.

NET ASSET VALUE PER SHARE

         The Net Asset Value Per Share is found by dividing the Net Asset Value by the number of outstanding shares.

SUBSEQUENT VARIABLE ANNUITY PAYMENTS

         After the first Variable Annuity Payment the payments vary in amount. The amount of each payment changes with the investment performance of the Sub-Accounts. The dollar amount of such payments is determined as follows:

         1. The dollar amount of the first Variable Annuity Payment is divided by the Annuity Unit Value on the Annuity Start Date. The result establishes the fixed number of Annuity Units for each subsequent payment. This number of Units remains fixed during the Annuity Payment period.

         2. The fixed number of Annuity Units is multiplied by the Annuity Unit Value for the Valuation Period for which the payment is due. This result establishes the dollar amount of the payment.

         After the first payment the Company guarantees that the dollar amount of each payment will not be affected by variations in expenses or mortality experience.

                                                                    15-60200-07
V 6020 H (3-93)                                                       BP 602081

--------------------------------------------------------------------------------
ANNUITY PAYMENT PROVISIONS (Continued)
--------------------------------------------------------------------------------

ANNUITY OPTIONS

  OPTION 1

         LIFE OPTION: This option provides payments for the lifetime of the Annuitant. Table A illustrates some of the guaranteed rates for this option.

  OPTION 2

         LIFE WITH FIXED PERIOD OPTION: This option provides payments for the lifetime of the Annuitant. A fixed period of 5, 10, 15 or 20 years may be chosen. Payments will continue to the end of this period even if the Annuitant dies prior to the end of the period. If the Annuitant dies before receiving all the payments during the fixed period, the remaining payments will be made to the Designated Beneficiary. Table A illustrates some of the guaranteed rates for this option.

  OPTION 3

         LIFE WITH INSTALLMENT REFUND OPTION: This option provides payments for the lifetime of the Annuitant. A fixed number of payments will be determined by dividing the benefit amount by the payment amount. A fixed number of payments will be made even if the Annuitant dies. If the Annuitant dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary. Table A illustrates some of the guaranteed rates for this option.

  OPTION 4

         JOINT AND LAST SURVIVOR OPTION: This option provides payments for the lifetime of the Annuitant and Joint Annuitant. Payments will continue as long as either is living. Table B illustrates some of the guaranteed rates for this option.

  OPTION 5

         FIXED PERIOD OPTION: This option provides payments for a fixed number of years between 5 and 20. If the Contract Value is held in the Fixed Account, then the amount of the payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. If the Contract Value is held in the Variable Account, then the amount of the payments will vary as a result of the investment performance of the specific Sub-Accounts chosen. If all the Annuitants dies before receiving the fixed number of payments, any remaining payments will be made to the Designated Beneficiary.

  OPTION 6

         FIXED PAYMENT OPTION: This option provides a fixed payment amount. This amount is paid until the initial amount applied, including daily interest adjustments, is paid. If the Contract Value is held in the Fixed Account, then the number of payments will vary as a result of the interest rate (as adjusted periodically) credited on the Fixed Account. If the Contract Value is held in the Variable Account, then the number of payments will vary as a result of the investment performance of the specific Sub-Accounts chosen. If all the Annuitants dies before receiving all the payments, any remaining payments will be made to the Designated Beneficiary.

                                                                   15-60200-07
                                                                     BP 602081

--------------------------------------------------------------------------------
                              ANNUITY OPTION RATES
--------------------------------------------------------------------------------
                           SINGLE LIFE INCOME OPTIONS
                                Table A - Monthly
                          Payments for a fixed term and
                    afterwards as long as the Annuitant lives
                          per $1,000 of benefit amount

                           GUARANTEED MONTHLY PAYMENTS
--------------------------------------------------------------------------------
Age of Payee      0          60         120        180       240     Unit Refund
    MALE
--------------------------------------------------------------------------------
     55         4.45        4.44       4.41       4.37       4.30       4.31
     56         4.52        4.51       4.48       4.43       4.36       4.37
     57         4.60        4.59       4.56       4.50       4.42       4.44
     58         4.68        4.67       4.64       4.57       4.47       4.51
     59         4.77        4.76       4.72       4.65       4.53       4.58

     60         4.87        4.85       4.81       4.72       4.60       4.65
     61         4.97        4.95       4.90       4.80       4.66       4.73
     62         5.07        5.05       5.00       4.89       4.72       4.82
     63         5.19        5.17       5.10       4.97       4.79       4.90
     64         5.31        5.29       5.20       5.06       4.85       5.00

     65         5.44        5.41       5.32       5.15       4.92       5.09
     66         5.58        5.55       5.44       5.24       4.98       5.20
     67         5.73        5.69       5.56       5.34       5.05       5.30
     68         5.89        5.84       5.69       5.44       5.11       5.41
     69         6.06        6.00       5.82       5.54       5.17       5.53

     70         6.24        6.17       5.97       5.64       5.23       5.66

   FEMALE

     55         4.11        4.11       4.10       4.08       4.05       4.05
     56         4.17        4.17       4.16       4.14       4.10       4.10
     57         4.23        4.23       4.22       4.19       4.15       4.15
     58         4.30        4.29       4.28       4.25       4.21       4.21
     59         4.37        4.36       4.35       4.32       4.27       4.27

     60         4.44        4.44       4.42       4.38       4.33       4.34
     61         4.52        4.51       4.49       4.45       4.39       4.40
     62         4.60        4.59       4.57       4.52       4.45       4.47
     63         4.69        4.68       4.65       4.60       4.52       4.55
     64         4.78        4.77       4.74       4.68       4.58       4.63

     65         4.88        4.87       4.84       4.76       4.65       4.71
     66         4.99        4.98       4.93       4.85       4.72       4.80
     67         5.10        5.09       5.04       4.94       4.79       4.89
     68         5.23        5.21       5.15       5.04       4.86       4.99
     69         5.36        5.34       5.27       5.14       4.94       5.09

     70         5.50        5.48       5.39       5.24       5.01       5.20

Rates not shown will be provided on request.
--------------------------------------------------------------------------------
  JOINT & LAST
    SURVIVOR
TABLE B - MONTHLY     FEMALE                       MALE AGE
  INSTALLMENTS          AGE           55      60      62       65      70
--------------------------------------------------------------------------------
Until last Death        55           3.85    3.93    3.95     3.99    4.03
  of Two Payees         60           3.98    4.10    4.15     4.21    4.29
  per $1,000 of         62           4.03    4.18    4.23     4.30    4.40
 benefit amount         65           4.11    4.28    4.35     4.45    4.59
                        70           4.21    4.45    4.54     4.69    4.92


Option 1, 2, 3, or 4 available at ages 40 through 80.

Annual, semiannual, or quarterly payments can be determined from Table A or B by multiplying the monthly payments by 11.812854, 5.9572233, and 2.9914201, respectively.

                                                                    15-60200-08
V 6020 I (3-93)                                                      BP 60209

                                   PARKSTONE
                                VARIABLE ANNUITY

A BRIEF DESCRIPTION OF THIS CONTRACT

This is a FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACT

* Purchase Payments may be made until the earlier of the Annuity Start Date or termination of the Contract.

* A Death Benefit may be paid prior to the Annuity Start Date according to the contract provisions.

* Annuity Payments begin on the Annuity Start Date using the method as specified in this Contract.

*  This is a participating Contract.

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND THESE DOLLAR AMOUNTS ARE NOT GUARANTEED. (SEE "CONTRACT VALUE AND EXPENSE PROVISIONS" AND "ANNUITY PAYMENT PROVISIONS" FOR DETAILS.)

                                   [SBL LOGO]
                     Security Benefit Life Insurance Company
               A Member of The Security Benefit Group of Companies
                       700 Harrison, Topeka, KS 66636-0001
                                 1-800-355-4555

                                                                   15-60200-49
                                                                    BP 602004

                  ENDORSEMENT FOR ANNUITY POLICY LOAN PROVISION

INTRODUCTION AND REQUIREMENTS FOR A LOAN:

     This endorsement is attached to and made part of your Contract/Policy (referred to herein as the "Policy"). Notwithstanding any other provision of the Policy to the contrary, the following provisions shall apply. The Owner of the Policy is herein called "the Borrower", "you", or "your". Security Benefit Life Insurance Company is herein called "SBL". The General or Fixed Account of your policy is herein referred to a the "Fixed Account".

     Prior to the start of retirement annuity installments (the "maturity date") SBL will lend an amount applied for to the Borrower subject to the limitations, interest rates, and repayment procedures set out in this endorsement and in the loan agreement between the Borrower and SBL. Any loan applied for must be for a minimum of $1,000. All annuity policy loans must be repaid before the maturity date. Only two new loans will be permitted per policy year.

     The maximum loan amount for all policies combined, is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your account value or $10,000, whichever is greater. However, you may not borrow an amount which exceeds your total annuity account value minus the amount needed as security described below.

     When your loan is approved, SBL will transfer to an account within the Fixed Account, referred to as the Loan Account, an amount equal to the amount of your loan. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan.

REPAYMENT PROCEDURES:

     All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and endorsement. Except for cases that qualify under the Internal Revenue Code as determined by SBL, all loans must be repaid within 5 years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each calendar month or calendar quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date of approval of the loan application by SBL. For quarterly repayments, the first scheduled repayment may not be later than 90 days after the date of approval of the loan application by SBL. Before a loan is permitted a written application and loan agreement must be received by SBL. The written application and loan agreement must be completed on a form acceptable to SBL. SBL may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

     Each loan payment must be labeled as such. Any payment not labeled as a loan payment will be treated as a purchase payment. Each loan payment will reduce the Loan Account by the amount the payment reduces the outstanding loan balance. The amount held as security will also be reduced by each loan payment so that the security is equal to 10% of the outstanding loan balance immediately after the loan payment is made. Amounts which are no longer needed in the Loan Account will be allocated in accordance with current purchase payment allocation instructions. However, amounts which are no longer needed as security will NOT automatically be allocated in accordance with purchase payment allocation instructions. The loan may be repaid in full at any time. When repaid in full, the Loan Account and the amount held as security will be reduced to $0.

FAILURE TO MAKE PAYMENTS:

     If any required loan payment is not paid, within 30 days of the due date for loans with a month repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default. The entire loan balance, with any accrued interest, will be reported to the Internal Revenue Service ("IRS") on Form 1099-R for the year the default occurred. Once a loan has gone into default, regularly scheduled payments will not be accepted. However, the principal plus accrued interest may be paid in full at any time. Notwithstanding any other provision of the Policy or this endorsement to the contrary, no new loans will be allowed when there is a loan in default.

     Interest will continue to accrue on a loan in default. You may pay accrued interest each year when notified by SBL. If such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS on Form 1099-R. Account value equal to the amount of the accrued interest will be transferred to the Loan Account. Account value held in the Fixed Account as security for the loan will also be increased so that the security is again equal to 10% of the outstanding loan. If a loan continues to be in default when you attain age 59 1/2, the total outstanding balance will be deducted from your account value. The Policy will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Policy may be surrendered. The proceeds from the Policy will be used to repay the debt and any applicable surrender or withdrawal charges.

V6047 L-3 (1-97)                                      NON-ERISA       SP 6047B1

INTERNAL REVENUE CODE:

     SBL makes no representations or guarantees as to the tax effect a loan may have on the Borrower. SBL suggests that the Borrower consult independent tax counsel for specific advice.

INTEREST RATES:

     The loan rate of interest is 2% more than the minimum interest rate guaranteed in the Policy. Account value securing the loan will be credited with the current interest rate. Amounts allocated to the Loan Account will be credited with the minimum guaranteed rate specified in the Policy. Interest will be charged each day that the debt (i.e. principal of loan outstanding plus interest) is not repaid. Account value securing the loan will also be credited with interest each day that the debt remains unrepaid.

OTHER EFFECTS ON POLICY PROVISIONS:

     Partial withdrawals, surrenders or transfers will not be allowed on amounts held in the Loan Account or on amounts held as security for the loan.

     If the Policy is surrendered, or if a death benefit becomes payable, the amount otherwise receivable will be reduced by the amount of the outstanding loan, plus any accrued interest.

                                       SECURITY BENEFIT LIFE INSRUANCE COMPANY

                                                   ROGER K. VIOLA

                                                       Secretary

-----------------------------------------
Endorsement Effective Date, if other than Date of Issue of Policy

                 ENDORSEMENT FOR ANNUITY CONTRACT LOAN PROVISION

INTRODUCTION AND GENERAL INFORMATION

     This endorsement is attached to and made part of this Contract as of the Contract Date or as of the date shown below. If attached after the date of issue, any new loans permitted on or after the date shown below will be governed by this endorsement, not by any loan endorsement with an earlier effective date. The Owner of the Contract is herein called "the Borrower", "you", or "your". Security Benefit Life Insurance Company is herein called the "Company", "we", or "our". Regardless of any other provision of the Contract to the contrary, the following provisions shall apply.

     Prior to the Annuity Start Date, the Company shall lend an amount applied for to the Borrower subject to the limits, interest rates, and repayment procedures set forth in this endorsement and in the loan agreement between the Borrower and the Company. Any loan applied for must be for a minimum of $1,000 and a maximum of $50,000. Only two loans shall be allowed per Contract Year. All loans under this and prior loan endorsements must be repaid as specified in the loan agreement and this endorsement. All loans must be repaid before the Annuity Start Date. The Annuity Start Date may not be changed so that annuity payments begin before any outstanding loan balance is repaid in full. Except for cases that qualify under the Internal Revenue Code as determined by the Company, all loans must be repaid within five years of approval. All loan repayments must be scheduled to be paid in equal amounts on the same day of each month or quarter. For monthly repayments the first scheduled repayment may not be later than 30 days after the date the loan application is approved by the Company. For quarterly repayments the first scheduled repayment may not be later than 90 days after the date the loan application is approved by the Company. Before a loan is allowed, a written application adn loan agreement on a form acceptable to the Company must be received by the Company. The Company may postpone final approval or disapproval of a loan for up to six months after the application for a loan is received.

INTERNAL REVENUE CODE:

     The  Company  makes  no   representations  or  guarantees  as  to  the  tax
consequences of a loan to the Borrower. The Company suggests that the Borrower consult independent tax counsel for specific advice.

SECURITY FOR THE LOAN INTEREST RATE AND LOAN PAYMENTS:

     For Contracts with Contract Value of $20,000 or less, the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of $10,000 or 75% of the Contract Value. For Contracts with Contract Value over $20,000 the maximum loan that can be taken is the amount that produces a loan balance immediately after the loan that is the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12-month period ending on the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value.

     When your loan is approved we will transfer Contract Value from the Subaccounts to the Fixed Account in an amount equal to the loan amount into an account called the Loan Account. Amounts allocated to the Loan Account earn the Minimum Guaranteed Interest Rate as specified in your Contract. In addition, after your loan is approved, a certain amount of Contract Value will be transferred to the Fixed Account as security for the loan. The amount of security required depends on your Contract Value. If your Contract Value is $20,000 or less, upon approval of a loan, we will transfer Contract Value from the Subaccounts to the Fixed Account in an amount equal to one-third of: (i) the amount of the current loan; and (ii) all previous loans which have not been repaid. If your Contract Value exceeds $20,000, upon approval of a loan we will transfer Contract Value from the Subaccounts to the Fixed Account in an amount equal to: (i) the current loan; and (ii) all previous loans which have not been repaid. This Contract Value allocated to the Fixed Account earns the current renewal rate of interest and is the security for the loan.

     The Borrower may transfer or withdraw amounts from the Fixed Account only to the extent that after such a transfer or partial withdrawal, including any withdrawal charges resulting from such withdrawal, the value of the Contract in the Fixed Account is sufficient to meet the security requirements outlined above for the then outstanding debt.

     Interest shall be charged for the loan and shall accrue on the loan balance from the effective date of any loan. The loan interest rate shall be the minimum rate of interest guaranteed under the Contract, plus 2%.

     Each loan payment must be labeled as such. Upon receipt of a loan payment, we will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to the Borrower's current allocation instructions with respect to the purchase payments. The amount of Contract Value transferred from the Loan Account shall be equal to the amount by which the payment reduces the outstanding loan balance. The loan may be repaid in full at any time, in which event, the Loan Account shall be reduced to $0. After a loan is repaid, the Contract Value in the Fixed Account which served as security for the loan will not automatically be reallocated to the Subaccounts. Such reallocation, if desired, must be requested by the Borrower.

                                                                    15-68400-01
V6840 A (3-94)                                                        SP 684021

FAILURE TO MAKE PAYMENTS:

     If a loan payment is not made as specified and scheduled herein and in the loan agreement, the Company shall withdraw the amount of Contract Value from the Contract required to make the payment, including interest accrued thereon. Any withdrawal charges which apply on such withdrawal shall be imposed in addition to the loan payment and interest. If the Contract provides for a free withdrawal percentage, the withdrawal charges shall be calculated assuming a free withdrawal percentage of 0%. The amount of Contract Value withdrawn to make a payment, including interest, will be withdrawn first from the value of the Contract in the Fixed Account serving as security for the loan and if insufficient, then from other Contract Value. Any withdrawal charges resulting from amounts withdrawn to make a payment will be deducted first from the value of the Contract in the Fixed Account other than that serving as security for any loan and then from other Contract Value.

FULL WITHDRAWALS, ANNUITY START AMOUNT, DEATH BENEFIT:

     Before calculating the Withdrawal Value for a full withdrawal, the Annuity Start Amount or the Death Benefit under the Contract, the Company shall withdraw that amount of Contract Value required to reduce the outstanding loan balance to $0. As a result, the Contract Value shall be reduced by the amount of the withdrawal and any withdrawal charges which apply to such withdrawal. If the Contract provides for a fee withdrawal percentage, the withdrawal charges shall be calculated assuming a free withdrawal percentage of 0%. The Contract Value which remains after the withdrawal and deduction of applicable withdrawal charges shall be used to calculate the Withdrawal Value, Annuity Start Amount or Death Benefit as set forth in the Contract.

DOLLAR VALUE LIMIT ON DEBT:

The total outstanding balance of all loans under this Contract may not exceed:

1. If the Contract Value is less than or equal to $13,333, 75% of the Contract Value.

2. If the Contract Value is greater than $13,333.33 but less than or equal to $20,000, $10,000.

3. If the Contract Value exceeds $20,000, the lesser of: (1) $50,000 reduced by the excess of (a) the highest outstanding loan balance within the preceding 12 month period ending on the day before the date the loan is made over (b) the outstanding loan balance on the date the loan is made; or
     (2) 50% of Contract Value.

                                       SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA

                                                       Secretary


-------------------------------------
Endorsement Effective Date, if other
than Contract Date

                              TAX-SHELTERED ANNUITY
                                   ENDORSEMENT

TAX-SHELTERED ANNUITY ENDORSEMENT

         This Contract is established as a  Tax-Sheltered  Annuity ("TSA") under
         Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision, pursuant to the Owner's request in the application. Accordingly, this Endorsement is attached to and made part of the Contract as of its issue date or, if later, the date shown below. If this is a group contract, references to the "Owner" and to the "Contract" shall, respectively, be deemed to include the Participant and the Participant's Certificate where appropriate.

TAX-SHELTERED ANNUITY PROVISIONS

         To ensure treatment as a TSA, this Contract will be subject to the requirements of Code Section 403(b), which are briefly summarized below:

         (a) Purchase Payments made on behalf of the Owner pursuant to a salary reduction agreement when added to "elective deferral" contributions under all other plans, contracts or arrangements in which the Owner participates, may not exceed the annual limitation on such contributions as provided in Code Section 401(a)(30).

         (b) Purchase Payments applied to the Contract on behalf of the Owner which exceed the applicable "exclusion allowance"
                  (within  the  meaning  of  Code  Section   403(b)(2))  or  the
                  limitations contained in Code Section 415 shall not be excludable from gross income.

         (c) Purchase Payments that exceed any of the foregoing limitations may be returned, distributed or otherwise corrected using any method permissible under the Code.

NONDISCRIMINATION REQUIREMENTS

         (a) Except if this Contract is purchased by a "church" (within the meaning of Code Section 3121(w)), the Plan must satisfy the nondiscrimination requirements of Code Section 403(b)(12).

         (b) Purchase Payments not made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12) provided they satisfy the requirements of Code Section 401(a)(4) (nondiscrimination in contributions), Code Section 401(a)(5) (permitted disparity), Code Section 401(a)(17) (annual limit on compensation), Code
                  Section 401(m) (average contribution percentage test) and Code
                  Section 410(b) (coverage).

         (c) Purchase Payments made pursuant to a salary reduction agreement will satisfy the nondiscrimination requirements of Code Section 403(b)(12) provided that every employee of the Employer sponsoring the Plan, may elect to make Purchase Payments of more than $200 pursuant to a salary reduction agreement.

6832 A (R9-96)                          -1-

DISTRIBUTION RESTRICTIONS AND REQUIREMENTS

         (a) Distributions attributable to Purchase Payments made pursuant to a salary reduction agreement may be made only when the Owner attains age 59 1/2, separates from service, dies, becomes "disabled" (within the meaning of Code Section 403(b)(11)) or incurs a hardship. A distribution made due to a hardship may not include income attributable to such Purchase Payments.

         (b) Distributions from this Contract must comply with the minimum distribution and incidental death benefit requirements of Code
                  Section 403(b)(10). Accordingly, an Owner's entire interest under the Contract generally must be distributed (or begin to be distributed) by April 1 of the calendar year following the later of (i) the calendar year in which the Owner attains age 70 1/2, or (ii) the calendar year in which the Owner retires (the "Required Beginning Date").

                  Distributions commencing not later than the Required Beginning Date may be made over the life of the Owner or over the lives of the Owner and his or her Designated Beneficiary (or over a period not extending beyond the life expectancy of the Owner or the life expectancy of the Owner and his or her Designated Beneficiary).

         (c) If the Owner dies before distribution of his or her interest in the Contract has begun in accordance with paragraph (b) above, the Owner's entire interest must be distributed within five years, unless: (i) such interest is distributed to a Designated Beneficiary over his or her life (or over a period not extending beyond such Designated Beneficiary's life expectancy); and (ii) such distribution begins not later than one year after the Owner's death. If the Designated Beneficiary is the Owner's surviving spouse, the date on which the distributions are required to begin shall not be earlier than the date on which the Owner would have attained age 70 1/2.

         (d) If the Owner dies after distribution of his or her interest in this Contract has begun in accordance with paragraph (b) above but before his or her entire interest has been distributed, the remaining interest must be distributed at least as rapidly as under the method of distribution being used prior to the Owner's death.

         (e) All distributions must comply with a method of distribution offered by the Company under this Contract.

         (f) If the Owner receives a distribution from this Contract that qualifies as an "eligible rollover distribution" (within the meaning of Code Section 402(f)(2)(A)) and elects to have such distribution paid directly to an "eligible retirement plan" (within the meaning of Code Section 402(c)), such distribution shall be made in the form of a direct transfer to the eligible retirement plan. The Company may establish reasonable administrative rules applicable to such direct transfers.

NONFORFEITABILITY

         (a) The Owner's rights under this Contract shall be nonforfeitable except for failure to pay future Premiums.

         (b) This Contract may not be transferred, sold, assigned or pledged as collateral for a loan or as security for the performance of an obligation or for any other purposes to any person other than the Company.

MULTIPLE CONTRACTS

         (a) If for any taxable year an Owner is covered by this Contract and any other TSA, all such contracts shall be treated as a single contract.

PLAN PROVISIONS

         The Plan, including certain Plan provisions required by the Employee Retirement Income Security Act of 1974 or other applicable law, may limit the Owner's rights under this Contract. The Plan provisions may:

         (a)      Limit the Owner's right to make Purchase Payments;

         (b) Restrict the time when the Owner may elect to receive payments under this Contract;

         (c) Require the consent of the Owner's spouse before the Owner may elect to receive payments under this Contract;

         (d) Require that all distributions be made in the form of a joint and survivor annuity for the Owner and the Owner's spouse unless both consent to a different form of distribution;

         (e)      Require that the Owner's spouse be the Designated Beneficiary;

         (f) Require that the Owner remain employed by the Employer sponsoring the Plan for a specified period of time before the Owner's rights under this Contract become fully vested; or

         (g) Otherwise restrict the Owner's exercise of rights under the Contract or give the Employer sponsoring the Plan (or a Plan representative) the right to exercise certain rights on the Owner's behalf.

         No such Plan provision shall limit an Owner's rights under this Contract, unless the Employer sponsoring the Plan has provided the Company with written notification of such provision. In no event shall any such Plan provision enlarge the Company's obligations under this Contract.

TAX CONSEQUENCES

         (a) The Company will not incur any liability or be responsible for the timing, purpose or propriety of any contribution or distribution; any tax or penalty imposed on account of any such contribution or distribution; or any other failure, in whole or in part, by the Owner or the Employer to comply with the provisions set forth in the Code or any other law.

ADMINISTRATION

         The Company does not act as the Administrator of the Plan. Accordingly, the Company will not incur any liability or be responsible for interpreting the Plan or deciding any question arising thereunder.

                                        SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                   ROGER K. VIOLA

                                                      Secretary


----------------------------
Endorsement Effective Date
(If Other Than Issue Date)

                    INDIVIDUAL RETIREMENT ANNUITY ENDORSEMENT

For the purpose of qualifying the Contract applied for as a retirement annuity or an annuity under a retirement account, described in Section 408 of the Internal Revenue Code, notwithstanding any other provision of the Contract to the contrary, the following provisions shall apply:

1. The Contract is established for the exclusive benefit of the individual or his or her beneficiaries. The Owner shall e the Annuitant.

2. The Contract shall be nontransferable and the entire interest of the Owner in the Contract is nonforfeitable.

3.   Paragraph I

     Notwithstanding any provision of the Contract to the contrary, the distribution of an individual's interest shall be made in accordance with the minimum distribution requirements of Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder, including the incidental death benefit provisions of Section 1.401(a)(9)-2 of the proposed regulations, all of which are herein incorporated by reference.

     Paragraph II

     The Owner's entire interest in the Contract must be distributed, or begin to be distributed, by the Owner's required beginning date, which is the April 1 following the calendar year in which the Owner reaches age 70 1/2. For each succeeding year, a distribution must be made on or before December
     31. By the required beginning date, the Owner may elect to have the balance in the account distributed in one of the following forms:

     a.   a single sum payment;

     b.   equal or substantially equal payments over the life of the Owner;

     c. equal or substantially equal payments over the lives of the Owner and his or her designated beneficiary;

     d. equal or substantially equal payments over a specified period that may not be longer than the Owner's life expectancy;

     e. equal or substantially equal payments over a specified period that may not be longer than the joint life and last survivor expectancy of the Owner and his or her designated beneficiary.

     Paragraph III

     If the Owner dies before his or her entire interest is distributed, the entire remaining interest will be distributed as follows:

     a. If the Owner dies on or after distributions have begun under Paragraph II, the entire remaining interest must be distributed at least as rapidly as provided under Paragraph II.

     b. If the Owner dies before distributions have begun under Paragraph II, the entire remaining interest must be distributed as elected by the Owner or, if the Owner has not so elected, as elected by the beneficiary or beneficiaries, as follows:

          1) by December 31 of the year containing the fifth anniversary of the Owner's death; or

          2) in equal or substantially equal payments over the life or life expectancy of the Designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Owner's death. If, however, the Designated Beneficiary is the Owner's surviving spouse, then this Distribution is not required to begin until December 31 of the later of: (1) the calendar year immediately following the calendar year in which the Owner died; or (2) the calendar year in which the Owner would have attained age 70 1/2.

                           Flexible Payment & Variable Annuities

Form 4453 C-5 (R9-96)                                                 SP 445381

     Paragraph IV

     An  individual  may  satisfy the minimum  distribution  requirements  under section 401(a)(9) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

4. Any refund of premiums (other than those attributable to excess contributions) will be applied before the close of the calendar year following the year of the refund toward the payment of future premiums or the purchase of additional benefits.

5. The Company may at its option either accept additional future payments or terminate the Contract by payment in cash of the then present value for the paid-up benefit if no premiums have been received for two full consecutive policy years and the paid-up annuity benefit at maturity would be less than $20 per month.

6. The annual premium shall not exceed the lesser of $2,000 or 100 percent of compensation ($4,000 or 100 percent of compensation for Spousal IRAs however, no more than $2,000 can be contributed to either spouse's IRA), except for plans defined in Section 408(K) of the Code, for which annual premiums shall not exceed $30,000.

7. Rollover contributions from other qualified plans permitted by the Internal Revenue Code Sections 402(c), 403(a)(4), 403(b)(8)), and 408(d)(3), are
     excluded from the limit set forth in item six.

8. Notwithstanding the Contract provisions, no amount may be borrowed under the Contract and no portion may be used as security for a loan.

9. Notwithstanding the Contract provisions, the Optional Modes or Settlement described as Deposit Option and Fixed Amount Installment Option are not available.

10.  The premiums under this Contract are not fixed.

11. Annuity payments may not begin before the Annuitant attains the age of 59 1/2 without incurring a penalty tax except in the situations described in
     Section 72(t) of the Code.

This Endorsement is attached to and made a part of the Contract as of the Contract Date.

                                      SECURITY BENEFIT LIFE INSURANCE COMPANY

                                                    ROGER K. VIOLA

                                                       Secretary